UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2018
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Although stronger economic growth, positive earnings news, and new corporate tax-cut legislation propelled stocks higher during the period, rising interest rates, geopolitical tensions, and the threat of increased trade barriers fueled market volatility. Despite the volatility, stocks delivered solid returns across most segments of the market. In fact, within the Russell 2500 Growth Index, every sector advanced, with information technology and healthcare leading the way. Sectors with the smallest gains included materials, which was weaker due to recently instituted tariffs, and real estate, which was pressured by rising interest rates.
As U.S. inflation inched its way toward the Federal Reserve’s stated inflation target of 2%, Fed policymakers raised short-term interest rates on three separate occasions during the period. Policymakers stated that two more rate hikes will likely follow before year end.
Our most striking observation over the past year was the dramatic outperformance of growth stocks versus their value peers. Based on the Russell family of indices, small cap growth outperformed small cap value by 990 basis points, and large cap growth outperformed large cap value by 1,570 basis points.

Fund Performance
For the twelve months ended June 30, 2018, the Meridian Growth Fund Legacy Class shares returned 20.14%, underperforming its benchmark, the Russell 2500 Growth Index, which gained 21.53%.
Our investment process prioritizes the management of risk over the opportunity for return, with the goal of building an all-weather portfolio that can perform in a variety of market conditions. Although volatility in 2017 was virtually nonexistent, we are encouraged by what we have seen so far in 2018. During the first six months of the year, there were nine days in which the Russell 2500 Growth Index declined greater than 2%. The Meridian Growth Fund outperformed the Index on all nine of these days, delivering better than 80% downside protection on average.
The Fund’s underperformance during the period was driven primarily by an underweight position in the information technology sector, the benchmark’s top-performing sector. Other notable detractors included industrials holdings, which struggled amid escalating tensions between the U.S. and major trading partners, and energy holdings, which declined despite rising oil prices. Conversely, our investments in the healthcare sector bolstered relative returns, particularly pharmaceuticals, biotechnology, and life sciences holdings. An underweight position in the weak-performing materials sector further lifted results, as materials stocks lagged the broader index due to recently instituted tariffs.
The three largest contributors to the Fund’s performance during the period were TriNet Group, Inc. (TNET), LPL Financial Holdings, Inc. (LPLA), and ServiceMaster Global Holdings, Inc. (SERV).
•	TriNet Group, Inc. (TNET) is a cloud-based professional employer organization (PEO) servicing small and medium-sized businesses in the United States. We believe the company’s significant investment in technology and new products over the past year will allow it to continue to differentiate itself within the marketplace and increase market share. We expect the company to begin increasing contracted on-site employees now that these investments are behind it. Over the past year, TriNet has continued to grow earnings and revenue at a healthy pace, benefiting from benign health and workers’ compensation claims, past price increases, and a sizeable decline in the company’s tax rate. With the business firing on all cylinders, we maintain a positive outlook for the company. TriNet was our largest position at the end of the period despite our decision to trim the stock as it appreciated.

•	LPL Financial Holdings, Inc. (LPLA) is a leading financial services provider to independent advisors and RIAs. LPL continues to benefit as the industry moves away from commission-based accounts to fee-based accounts which generate more recurring revenue and higher profits. The company has also benefited from rising interest rates, a strong market backdrop, and a benign regulatory environment over the past year. We scaled back our position as the stock gained, but remain invested, as we believe expectations for additional rate increases will bode well for the stock.

•	ServiceMaster Global Holdings, Inc. (SERV) operates a pest control business under the Terminix brand and a home appliance warranties business under the American Home Shield brand. Both business segments offer

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Portfolio Performance and Composition (Unaudited) (continued)
nondiscretionary services that are generally immune to economic downturns. This, along with a fragmented competitive landscape, enables ServiceMaster to routinely raise prices. During the period, the company announced plans to spin off its American Home Shield business and hired a new CEO, which sent shares higher. We trimmed our position as the stock appreciated but remain confident in the long-term potential of this company.
The three largest detractors from the Fund’s performance during the period were Sally Beauty Holdings, Inc. (SBH), Switch, Inc. (SWCH), and Evolent Health (EVH).
•	Sally Beauty Holdings, Inc. (SBH) is a specialty distributor and retailer of beauty products to salons and consumers worldwide. We like this company for its long track record of consistent and strong earnings growth and its promising international opportunities. A decline in same-store sales pressured the stock during the period. Declining traffic to Sally’s strip mall locations and weather-related disturbances were the main culprits for the declining same store sales. More recently, the company announced plans to implement new loyalty and e-commerce initiatives aimed at increasing store traffic and sales. While we believe these initiatives will be positive over the long-term, they could create near-term disruptions. Nonetheless, Sally Beauty continues to grow earnings, reduce operating costs, and generate solid free cash flow. In addition, management plans to allocate more cash to reducing leverage, which we view as a positive. Sally Beauty is smaller position in the Fund today compared to a year ago as we balance an attractive valuation with high leverage and near-term risks around the roll-out of a new loyalty program.
•	Switch, Inc. (SWCH) is a technology infrastructure ecosystem corporation whose core business is the design, construction, and operation of data centers. The proprietary design of its data centers features a patented cooling system and unmatched uptime statistics which give Switch a cost advantage versus its competitors. Although Switch reported double-digit revenue growth in its most recent quarter, EBITDA declined versus last year and results missed analysts’ expectations. The company’s new focus on securing larger deals with customers is extending sales cycles and pressuring near-term revenue growth. Although we are disappointed in Switch’s performance, we continue to believe in the long-term growth potential of the company as it continues to increase capacity utilization across its hyper-scale data centers. We increased our position during the period.
•	Evolent Health, Inc. (EVH) develops proprietary software and services that enable health providers to migrate from fee-for-service reimbursement to value-based payment models. We invested in this company due to its success in developing partnerships with accountable care organizations (ACOs) to help reengineer their operations to provide coordinated health care at a lower cost to patients. Evolent’s stock fell on news that it agreed to acquire Premier Health, a network of hospitals and health care providers in Ohio and a customer of Evolent’s. We viewed the deal with Premier Health as an unexpected change in Evolent’s strategy and were also concerned with the slower-than-expected pace of adoption among clients incorporating Evolent’s payment model. We consequently liquidated our position in the stock.

Outlook
Small and mid cap indices continued their upward advance with the market entering its 10th year in bull market territory. We continue to have a favorable economic outlook as the robust job market has led to rising labor force participation, improving wages, and higher consumer confidence. In addition, the overall business climate remains very healthy with recently enacted tax reform spurring investment and high business confidence. Against this backdrop, we expect growth and overall profits to remain solid. However, our enthusiasm is tempered in part by the current valuation of the overall equity markets. Valuations more fully reflect the positive underlying fundamentals of the current environment, particularly within the technology and healthcare sectors. We continue to employ a risk-first approach that should enable us to deliver solid outperformance during most market corrections. As a result, we have trimmed and sold many of our more dynamic, higher growth companies that we believe are priced to perfection and vulnerable to a market pullback. This has led to an underweight position in the healthcare and technology sectors. Offsetting this underweight, we have continued to find attractive opportunities in the industrial sector, especially within the commercial and professional services industry group, as well as select opportunities within the consumer sector.
The Federal Reserve has continued its normalization process by shrinking its balance sheet and increasing interest rates. Given the health of the economy and rising inflationary pressures, we believe the Fed will continue to increase rates. We are

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
monitoring rising trade tensions and tariff implementations closely and worry that an escalating trade war could accelerate overall inflationary pressures and the pace at which the Fed pursues its normalization process. The result of this would likely be increased volatility and a pullback in the overall market, two outcomes that would likely be good for our strategy. Through the first half of 2018, we are encouraged to see a trend toward more typical volatility as measured by the number of days that the benchmark declines greater than 2%. While corrections can be unnerving, they allow us to execute on the Fund’s downside protection goal while positioning the Fund to achieve its upside participation target as we add companies that are poised to outperform when the market rebounds.
Thank you for your continued investment in Meridian Growth Fund.
Chad Meade and Brian Schaub
Co-Portfolio Managers

Total Return Based on a $10,000 investment for the Period Ended June 30, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.18
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	20.14%	13.57%	12.82%	12.77%
Institutional Class (MRRGX)	12/24/14	20.18%	—	—	12.08%
Class A (MRAGX) w/o sales charge	11/15/13	19.81%	—	—	11.77%
Class A (MRAGX) with sales charge[1]	11/15/13	12.91%	—	—	10.35%
Class C (MRCGX)	7/1/15	18.90%	—	—	11.75%
Investor Class (MRIGX)	11/15/13	20.06%	—	—	12.13%
Russell 2500® Growth Index	8/1/84	21.53%	13.87%	11.38%	N/A [2]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the

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Portfolio Performance and Composition (Unaudited) (continued)
fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
6.30.18
TriNet Group, Inc.	2.84%
Hanesbrands, Inc.	2.35%
ServiceMaster Global Holdings, Inc.	2.35%
Sensata Technologies Holding Plc	2.07%
Clean Harbors, Inc.	2.00%
Grand Canyon Education, Inc.	1.98%
Trimble Navigation Ltd.	1.87%
Sally Beauty Holdings, Inc.	1.85%
SS&C Technologies Holdings, Inc.	1.75%
Kirby Corp.	1.74%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.18

Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Although stronger economic growth, positive earnings news, and new corporate tax-cut legislation propelled stocks higher during the period, rising interest rates, geopolitical tensions, and the threat of increased trade barriers fueled market volatility. Despite the volatility, stocks delivered solid returns across most segments of the market. In fact, within the Russell 2500 Index, all sectors experienced a gain with information technology delivering the strongest performance.
As U.S. inflation inched its way toward the Federal Reserve’s stated inflation target of 2%, Fed policymakers raised short-term interest rates on three separate occasions during the period. Policymakers stated that two more rate hikes will likely follow before year end.
Investors continued to demonstrate a preference for large-cap stocks, which outperformed mid-caps and small caps during the period, as measured by the Russell family of indices. Meanwhile, growth stocks outperformed value across all capitalization ranges.

Fund Performance
For the twelve months ended June 30, 2018, the Meridian Contrarian Fund Legacy Class shares returned 25.73%, outperforming its benchmark, the Russell 2500 Index, which gained 16.24%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-65 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth. As part of our risk-management process, we analyze the beta-adjusted weights of Fund holdings against the Russell 2500 Index to determine how sensitive each holding is to movement in the broader market. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta), we may increase or decrease our weighting to align with the Fund’s risk parameters. Our most recent beta analysis contributed to our decision to trim our positions in oil and gas company California Resources Corp. and biopharmaceutical firm Nektar Therapeutics, both of which were among our strongest individual contributors.
Top sector contribution came from healthcare, where Nektar delivered outsized gains. Other areas of strength in the Fund included information technology, which outperformed on the strength of our semiconductor holdings, and energy where we averaged nearly 700 basis points of exposure over the period. Conversely, relative performance was hindered by negative stock selection in the materials and financials sectors. Broadly speaking, materials stocks have pulled back in recent months after a long period of solid gains driven by increased investment in infrastructure spending in the U.S. Concerns of a trade war also weighed on the sector.
The three largest contributors to the Fund’s performance during the period were Nektar Therapeutics (NKTR), California Resources Corp. (CRC), and Juno Therapeutics, Inc. (JUNO).
•	Nektar Therapeutics (NKTR) is a biotech company currently transitioning from being a provider of technology solutions for other drug companies to developing its own drugs. When we originally purchased shares, investors attributed very little value to the company’s proprietary immuno-oncology program, which we viewed as a significant opportunity. Since then, most clinical trial data has been supportive of Nektar’s rising stock price. However, the most recent preliminary data gave the perception that newer patients to the trial did not show a clear benefit from Nektar’s lead cancer drug. We have met with several key opinion leaders who believe it takes

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Portfolio Performance and Composition (Unaudited) (continued)
four to six months for this drug to demonstrate efficacy for most patients. We therefore expect the efficacy data to improve for these newer patients as the trial continues. While we maintain a favorable view of Nektar’s prospects in immune-oncology, we reduced our investment in the company to manage downside risk.

•	California Resources Corp. (CRC) is an oil and gas exploration and drilling company operating exclusively in California. We like CRC for its high free cash flow, world-class resource base, and flexible operating methods. Investor skepticism about the ability of oil producers to profitably drill for oil in California has led the market to significantly underappreciate CRC’s attributes. More recently, the company demonstrated a capacity to grow production, sending shares higher. An increase in oil prices also supported stock gains. Although we remain confident in the long-term prospects for this company, we trimmed our position based on risk management.

•	Juno Therapeutics, Inc. (JUNO) is a biopharmaceutical company focused on developing cellular immunotherapies for the treatment of cancer. Our opportunity to invest in Juno was created by a poor stock price reaction to clinical trial results that showed drug safety issues. We were motivated by management’s clearly articulated plan to introduce a safer version of the therapy and conduct new trials. Over time, Juno’s clinical trial data showed superiority versus its competitors, and ultimately Juno announced it was being acquired by biotech giant Celgene in a $9 billion deal. News of the acquisition was well received by the market and we sold our stake at a profit.
The three largest detractors from the Fund’s performance during the period were Celgene Corp. (CELG), Owens-Illinois (OI), and US Concrete, Inc. (USCR).
•	Celgene, Inc. (CELG) is a biopharmaceutical company engaged in the development of innovative therapies for the treatment of cancer and inflammatory diseases. The commercial success of Revlimid, Celgene’s treatment for multiple myeloma, is one of many things that initially attracted us to this company. Revlimid generates significant free cash flow, providing Celgene with ample capital to research and develop other drugs. The stock traded lower during the period following setbacks for some of its key pipeline drugs, including a treatment for multiple sclerosis that the U.S. Food and Drug Administration rejected due to insufficient data. We continue to believe Revlimid is a strong franchise and that Celgene has pricing power. We consequently used the downturn in the stock as an opportunity to increase our position.

•	Owens-Illinois, Inc. (OI) is a manufacturer of glass containers primarily for the food and beverage industry. We invested in this steady, low-growth company after our research revealed that its stock valuation did not reflect improving fundamentals and that earnings were poised to experience a period of outsized growth. Over the past few years, new management has taken several steps to drive a positive operational transformation and improve capital allocation. We see evidence of progress in the company’s improving return on invested capital and recent earnings growth. However, unfavorable foreign currency exchange impacts are likely to weaken near-term results. Approximately 70% of Owens-Illinois’ revenues are generated overseas. We believe the market has overreacted to the transitory currency impact and are maintaining our position.

•	US Concrete, Inc. (USCR) produces ready-mixed concrete in select markets. We originally purchased shares of this company following a period of bad weather, which temporarily slowed business and led to a downturn in the stock. We felt the strength of US Concrete’s underlying business would continue to support growth. Weather was again an issue in early 2018. Given that the first quarter is the least significant season for construction-related businesses and that US Concrete has a large and growing backlog for its concrete, we remain confident in the growth prospects for this company and are comfortable with our investment.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
Our outlook for the economy and market continues to be dictated by the information we glean during our company-level research. Currently, companies are expressing confidence in the domestic economy while reporting slower growth outside the U.S., which is reflected in many non-U.S. stock prices. We are comfortable with our international exposure and believe our overall mix of investments will allow us to deliver the solid long-term performance our investors expect and deserve. We are particularly optimistic about our information technology (IT) holdings as we believe these companies will benefit from higher IT spending among businesses with more cash on hand because of recent corporate tax cuts.
Thank you for your continued investment in Meridian Contrarian Fund.
James England and Larry Cordisco
Co-Portfolio Managers

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Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.18
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	25.73%	13.87%	10.16%	13.23%
Class A (MFCAX) w/o sales charge	11/15/13	25.17%	—	—	11.14%
Class A (MFCAX) with sales charge[1]	11/15/13	17.98%	—	—	9.73%
Class C (MFCCX)	7/1/15	24.46%	—	—	12.02%
Investor Class (MFCIX)	11/15/13	25.44%	—	—	11.42%
Russell 2500® Index	2/10/94 [2]	16.24%	12.29%	10.74%	10.49%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.18
Graphic Packaging Holding Co.	2.85%
Nomad Foods Ltd. (United Kingdom)	2.74%
Verint Systems, Inc.	2.64%
Umpqua Holdings Corp.	2.62%
Iridium Communications, Inc.	2.39%
Bank of Hawaii Corp.	2.39%
Alexander & Baldwin, Inc.	2.33%
FireEye, Inc.	2.21%
Brinker International, Inc.	2.13%
Kohl's Corp.	2.07%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.18

Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	13	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Although stronger economic growth, positive earnings news, and new corporate tax-cut legislation propelled stocks higher during the period, rising interest rates, geopolitical tensions, and the threat of increased trade barriers fueled market volatility. Despite the volatility, stocks delivered solid returns across most segments of the market. In fact, within the S&P 500 Index, all but one sector gained, with information technology and consumer discretionary stocks delivering the strongest performance. The only sector to decline was consumer staples.
As U.S. inflation inched its way toward the Federal Reserve’s stated inflation target of 2%, Fed policymakers raised short-term interest rates on three separate occasions during the period. Policymakers stated that two more rate hikes will likely follow before year end.
Investors continued to demonstrate a preference for large-cap stocks, which outperformed mid-caps and small caps during the period, as measured by the Standard & Poor’s and Russell family of indices. Meanwhile, growth stocks outperformed value across all capitalization ranges.

Fund Performance
For the twelve months ended June 30, 2018, the Meridian Equity Income Fund Legacy Class shares returned 38.78% (net), outperforming its primary benchmark, the S&P 500 Index, which gained 14.37%.
Our investment objective is to generate superior results independent of the benchmark. To achieve this goal, we engage in fundamental research and active portfolio construction to identify and invest in a combination of long and short stock positions, as well as call and put options. During the period, this approach enabled us to outperform our benchmark, particularly within the energy and consumer staples sectors. Outperformance in energy was driven by our long stock position in California Resources Corporation, a top contributor discussed later in this letter.
Although the Fund outperformed the benchmark by a wide margin, relative gains were limited by the negative contribution of our gold call options. Although the defensive nature of these investments pressures Fund results in an up market, they provide a measure of protection in down markets. As such, we are comfortable maintaining a position in gold. Another area of relative weakness in the Fund was the utilities sector, where underperformance was driven by our only utilities holding Dominion Energy. Utilities stocks generally were pressured by the rising interest rate environment. Dominion Energy shares further underperformed due to the company’s announced acquisition of SCANA, a South Carolina based utility.
In terms of positioning, approximately 24% of the Fund’s total assets continued to be allocated to information technology stocks. As demand for anytime, anywhere connectivity rises and smartphone, tablet, and computer usage increases, we continue to focus on investments in companies providing the leading-edge solutions and services to augment processing power, memory, and storage. The Fund’s remaining assets are invested in what we call “special teams” and “defensive plays.” Special teams include companies with game-changing products and services, while defensive plays include investments we believe will improve the Fund’s odds of outperforming when the market is down and during times of heightened volatility.
The largest contributors to the Fund’s performance during the period included California Resources Corp. (CRC), Nvidia Corp. (NVDA), and Juno Therapeutics, Inc. (JUNO).
•	California Resources Corp. (CRC) is the largest oil and natural gas producer in California, operating exclusively within the State of California. On January 22, 2016, Brent Crude hit its low at $27 due to global oversupply. Later that year, OPEC and non-OPEC producers cut production by 1.8 million barrels per day to reduce global crude oil inventories to normal levels. Crises in Venezuela significantly removed additional supply. Recently, OPEC and non-OPEC producers increased production in response to market concerns that the accelerated rate of supply reduction could result in undersupply by the end of 2018. Against this backdrop, oil prices rose during the period, driving CRC’s stock higher. We like CRC for the quality and resiliency of its world-class resource base, and we like the common equity for the free cash flow leverage to Brent crude oil prices. We continue to be confident in the long-term prospects for this company and maintained our position.

•	Nvidia Corp. (NVDA) led by Co-Founder and CEO Jensen Huang, is a California-based fabless semiconductor company known for the invention of the GPU and its GeForce consumer brand. Unlike CPUs, which are general purpose processors, GPUs use a parallel processing approach which makes them optimal for computationally

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intensive end markets such as supercomputing, meteorological forecasting, molecule discovery and video gaming. As the largest cloud companies in the world increase their own investments in data center and computing capacity to deliver connected services to both consumer and enterprises, we believe that NVIDIA will be a beneficiary. We are comfortable with our sizable position in this long-term holding.

•	Juno Therapeutics, Inc. (JUNO) is a biopharmaceutical company focused on developing cellular immunotherapies for the treatment of cancer. Our investment thesis for Juno was based on its work with experimental new gene therapies designed to reprogram T cells from a patient’s own immune system to recognize and attack cancer cells. In January, Juno announced it was being acquired by biotech giant Celgene in a $9 billion deal. The merger expands Celgene’s developmental pipeline of blood-cancer drugs at a time when Celgene is facing patent challenges to its cancer treatment, Revlimid. News of the acquisition was well received by the market and we sold our stake at a profit.
The three largest detractors from Fund performance were our short position in GrubHub, Inc. (GRUB), and our long stock positions in Switch, Inc. (SWCH), and Celgene, Inc. (CELG).
•	GrubHub, Inc. (GRUB) is an online and mobile food ordering company that connects diners with local restaurants. Our investment thesis for short-selling GrubHub was based on our belief that Amazon’s entry into the online food ordering business would negatively impact GrubHub’s long- term industry position. However, recently announced GrubHub partnerships, including one with Yum! Brands, operator of Taco Bell and KFC, and strong quarterly results drove shares higher during the period. After revisiting our investment thesis and performing additional research on the industry and GrubHub in particular, we now believe we were wrong in our thinking about GrubHub. We consequently exited our short position.

•	Switch, Inc. (SWCH) is a technology infrastructure company, led by Founder and CEO Rob Roy, whose core business is the design, construction, and operation of advanced data centers for mission critical computing applications including cloud computing, payment processing, ecommerce and online gaming. Switch operates four primary campuses in the United States to host servers for customers including government, cloud service providers and enterprises. The company’s value proposition to customers includes guaranteed 100% uptime, access to the lowest total cost of power, which is 100% renewable, significant connectivity savings, deployment in low sales tax jurisdictions and participation in a growing customer purchasing cooperative. During the period, Switch reported revenue growth which missed analysts’ expectations and caused the shares to underperform. Management noted a strong sales pipeline expected to close later this year. We continue to believe in the long-term growth potential of the company and increased our position size.

•	Celgene, Inc. (CELG) is a biopharmaceutical company engaged in the development of innovative therapies for the treatment of cancer and inflammatory diseases. The commercial success of Revlimid, Celgene’s treatment for multiple myeloma, is one of many things that initially attracted us to this company. Revlimid generates significant free cash flow, providing Celgene with ample capital to research and develop other drugs. In addition, the company owns significant stakes in a number of good biotech companies, some of which we invest in. The stock traded lower during the period following setbacks for some of its key pipeline drugs, including a treatment for multiple sclerosis that the U.S. Food and Drug Administration rejected due to insufficient data. We continue to believe Revlimid is a strong franchise which is attractively valued. We consequently used the downturn in the stock as an opportunity to increase our position.

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Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
Despite rising tension from trade wars, we believe the U.S. economy will continue to power ahead and that the dollar will strengthen. Nonetheless, we are cognizant of the multitude of variables that could spark volatility in the market. By making relatively large allocations to the stocks of companies in which we have the highest conviction while also incorporating investments that provide a level of insurance in down markets, we feel confident that the Fund is positioned to successfully navigate market swings and to outperform the benchmark. We also remain confident in the fundamental, company-level research that guides our investment decisions.
Thank you for your continued investment in Meridian Equity Income Fund.
Minyoung Sohn
Portfolio Manager

Total Return Based on a $10,000 investment for the Period Ended June 30, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.18
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	38.78%	14.70%	11.06%	9.23%
Class A (MRAEX) w/o sales charge	11/15/13	38.24%	—	—	12.75%
Class A (MRAEX) with sales charge[1]	11/15/13	30.34%	—	—	11.31%
Class C (MRCEX)	7/1/15	37.61%	—	—	15.48%
Investor Class (MRIEX)	11/15/13	38.34%	—	—	12.97%
S&P 500® Index	1/31/05 [2]	14.37%	13.41%	10.16%	8.65%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the

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Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	17	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.18
California Resources Corp.	6.42%
Roku, Inc.	4.97%
NVIDIA Corp.	4.25%
Microsoft Corp.	4.13%
Tesla, Inc.	3.72%
Amazon.com, Inc.	3.56%
Royal Gold, Inc.	3.47%
Facebook, Inc.Class A	2.91%
Las Vegas Sands Corp.	2.86%
Alphabet, Inc.Class A	2.81%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.18

Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
Although stronger economic growth, positive earnings news, and new corporate tax-cut legislation propelled stocks higher during the period, rising interest rates, geopolitical tensions, and the threat of increased trade barriers fueled market volatility. Despite the volatility, stocks delivered solid returns across most segments of the market. In fact, within the Russell 2000 Growth Index, every sector advanced, with healthcare and information technology leading the way. Sectors with the smallest gains included utilities and real estate, which were both pressured by rising interest rates.
As U.S. inflation inched its way toward the Federal Reserve’s stated inflation target of 2%, Fed policymakers raised short-term interest rates on three separate occasions during the period. Policymakers stated that two more rate hikes will likely follow before year end.
Our most striking observation over the past year was the dramatic outperformance of growth stocks versus their value peers. Based on the Russell family of indices, small cap growth outperformed small cap value by 990 basis points, and large cap growth outperformed large cap value by 1,570 basis points.

Fund Performance
For the twelve months ended June 30, 2018, the Meridian Small Cap Growth Fund Legacy Class shares returned 24.66% (net), outperforming its benchmark, the Russell 2000 Growth Index, which gained 21.86%.
Our investment process prioritizes the management of risk over the opportunity for return with the goal of building an all-weather portfolio that can perform in a variety of market conditions. Although volatility in 2017 was virtually nonexistent, we are encouraged by what we have seen so far in 2018. During the first six months of the year, there were 10 days in which the Russell 2000 Growth Index declined greater than 2%. The Fund outperformed the Index on all 10 of these days, delivering better than 70% downside protection on average.
The Fund’s outperformance was driven primarily by investments in the information technology sector, where software and services holdings led gains. Positive stock selection in the healthcare sector, particularly among pharmaceuticals, biotechnology, and life sciences holdings, further buoyed returns. An underweight position in the materials sector also proved beneficial, as the sector struggled amid ongoing concerns about trade wars. Conversely, consumer staples was an area of weakness in the Fund, due to the disappointing performance of a single holding in this sector. The weak results posted by our industrials and energy holdings also weighed on results.
The three largest contributors to the Fund’s performance during the quarter were TriNet Group, Inc. (TNET), Exa Corporation (EX) and Axon Enterprise, Inc. (AAXN)
•	TriNet Group, Inc. (TNET) is a cloud-based professional employer organization (PEO) servicing small and medium-sized businesses in the United States. We believe the company’s significant investment in technology and new products over the past year will allow it to continue to differentiate itself within the marketplace and increase market share. We expect the company to begin growing worksite employees now that these investments are behind it. Over the past year, TriNet has continued to grow earnings and revenue at a healthy pace, benefiting from benign health and workers’ compensation claims, past price increases, and a sizeable decline in the company’s tax rate. With the business firing on all cylinders, we maintain a positive outlook for the company. TriNet was our largest position at the end of the period.

•	Exa Corporation (EXA) develops simulation software used primarily by automobile and truck manufacturers. Exa’s software enhances performance and reduces costs by eliminating the need for expensive prototypes, the existing method used to test and optimize vehicles’ aerodynamic, thermal, and acoustic properties. The company expanded into the oil and gas industry with a solution that can help exploration and production companies lower costs and better understand critical properties. Among the many things we liked about Exa was the recurring revenue stream generated through its consumption-based term license revenue model. In September 2017, the company announced it would be acquired by French software maker Dassault Systèmes for a 43% premium. News of the acquisition was well received by the market and we sold our position.

•	Axon Enterprise, Inc. (AAXN) develops and manufactures non-lethal electric weapons and technology products for law enforcement, including body cameras and a cloud-based digital evidence platform known as

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
Evidence.com. Our investment thesis for the company is based on growing global demand for Axon’s products. This thesis continues to play out as the company recently announced better-than-expected first-quarter financial results. Net income nearly tripled as operating margin increased to more than 13%. After enjoying a long run of strong performance, we sold our shares of Axon at a profit following management’s announcement of a secondary offering of common stock aimed at bolstering its balance sheet in front of a planned migration to a subscription model in the weapons segment. We think moving to a subscription model makes good business sense, but we worry that this transition will have a negative impact on free cash flow generation.
The three largest detractors from the Fund’s performance during the quarter were Hudson Technologies, Inc. (HDSN), Sally Beauty Holdings (SBH) and InnerWorkings (INWK).
•	Hudson Technologies, Inc. (HDSN) supplies the growing refrigerant market with critical chemicals used in air conditioning and refrigeration systems. With a market-leading position in the reclamation market, we believe the company stands to benefit from the federally mandated phaseout of ozone-damaging virgin R-22 gas production over the next decade. In the near term, however, Hudson is struggling with lower refrigerant prices due in part to a later-than-expected summer season and continued supply of virgin R-22 into the marketplace. As a result, the company’s revenues and profits will likely come in below original expectations and result in a near-term violation of Hudson’s debt covenants. We continue to believe the R-22 gas market is poised for a rebound as virgin production is scheduled to be completely phased out by 2019. In addition, Hudson continues to generate significant free cash flow, which reduces our concern around any near-term liquidity issues. We maintained our position in the stock.
•	Sally Beauty Holdings, Inc. (SBH) is a specialty distributor and retailer of beauty products to salons and consumers worldwide. We like this company for its long track record of consistent and strong earnings growth and its promising international opportunities. A decline in same-store sales pressured the stock during the period. Declining traffic to Sally Beauty’s strip mall locations and weather-related disturbances were the main culprits for the declining same store sales. More recently, the company announced plans to implement new loyalty and e-commerce initiatives aimed at increasing store traffic and sales. While we believe these initiatives will be positive over the long term, they could create near-term disruptions. Nonetheless, Sally Beauty continues to grow earnings, reduce operating costs, and generate solid free cash flow. In addition, management plans to allocate more cash to reducing leverage, which we view as a positive. Sally Beauty is smaller position in the Fund today compared to a year ago as we balance an attractive valuation with high leverage and near-term risks around the roll-out of a new loyalty program.
•	InnerWorkings (INWK) provides print procurement solutions to corporate clients. Through proprietary software applications and databases, the company stores, analyzes, and tracks the production capabilities of its supplier network, as well as detailed pricing data for bids and print jobs, which allows it to find better pricing for clients. We believe InnerWorkings has significant growth potential given its current low market penetration among Fortune 500 companies. A renewed commitment to improving return on invested capital and an organic growth strategy also bode well for the company. During the period, the company delayed the filing of its 2018 first quarter 10-Q on multiple occasions pending a restatement of prior year earnings, prompting investors to lose patience. While disappointing, we believe the finalization of the restatement is imminent and that the forward outlook for the company has not changed materially. Despite the pull back in the stock, we did not add to the position given the high amount of uncertainty surrounding the restatement.

Outlook
Small cap indices continued their upward advance with the market entering its 10th year in bull market territory. We continue to have a favorable economic outlook as the robust job market has led to rising labor force participation, improving wages, and higher consumer confidence. In addition, the overall business climate remains very healthy with recently enacted tax reform spurring investment and high business confidence. Against this backdrop, we expect growth and overall profits to remain solid. However, our enthusiasm is tempered in part by the current valuation of the overall equity markets. Valuations more fully reflect the positive underlying fundamentals of the current environment, particularly within the technology and healthcare sectors. We continue to employ a risk-first approach that should enable us to deliver solid outperformance during most market corrections. As a result, we have trimmed and sold many of our more dynamic, higher growth companies that we believe are priced to perfection and vulnerable to a market pullback. This has led to an

Meridian Funds	20	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
underweight position in the healthcare and technology sectors. Offsetting this underweight, we have continued to find attractive opportunities in the industrial sector, especially within the commercial and professional services industry group, as well as select opportunities within the consumer sector.
The Federal Reserve has continued its normalization process by shrinking its balance sheet and increasing interest rates. Given the health of the economy and rising inflationary pressures, we believe the Fed will continue to increase rates. We are monitoring rising trade tensions and tariff implementations closely and worry that an escalating trade war could accelerate overall inflationary pressures and the pace at which the Fed pursues its normalization process. The result of this would likely be increased volatility and a pullback in the overall market, two outcomes that would likely be good for the Fund. Through the first half of 2018, we are encouraged to see a trend toward more typical volatility as measured by the number of days that the benchmark declines greater than 2%. While corrections can be unnerving, they allow us to execute on the Fund’s downside protection goal while positioning the Fund to achieve its upside participation target as we add that are poised to outperform when the market rebounds.
Thank you for your continued investment in Meridian Small Cap Growth Fund.
Chad Meade and Brian Schaub
Co-Portfolio Managers

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2018
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.18
	Inception	1 Year	3 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	24.66%	13.73%	—	—	15.95%
Institutional Class (MSGRX)	12/24/14	24.73%	13.83%	—	—	13.59%
Class A (MSGAX) w/o sales charge	12/16/13	24.34%	13.36%	—	—	15.57%
Class A (MSGAX) with sales charge[1]	12/16/13	17.12%	11.14%	—	—	14.08%
Class C (MSGCX)	7/1/15	23.39%	—	—	—	12.59%
Investor Class (MISGX)	12/16/13	24.56%	13.67%	—	—	15.90%
Russell 2000® Growth Index	12/16/13 [2]	21.86%	10.60%	13.65%	11.24%	11.52%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.18
TriNet Group, Inc.	2.50%
Grand Canyon Education, Inc.	1.82%
Sally Beauty Holdings, Inc.	1.82%
Clean Harbors, Inc.	1.81%
Kirby Corp.	1.77%
Carbonite, Inc.	1.65%
Heritage-Crystal Clean, Inc.	1.58%
SP Plus Corp.	1.56%
Skechers U.S.A., Inc. Class A	1.56%
Multi-Color Corp.	1.53%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.18

Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of long-term investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	23	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
June 30, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class(MERDX)	0.87%	$1,000.00	$1,081.90	$4.49
Institutional Class(MRRGX)	0.84%	$1,000.00	$1,082.20	$4.34
Class A(MRAGX)	1.15%	$1,000.00	$1,080.50	$5.93
Class C(MRCGX)	1.91%	$1,000.00	$1,076.40	$9.83
Investor Class(MRIGX)	0.97%	$1,000.00	$1,081.60	$5.01

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.87%	$1,000.00	$1,020.48	$4.36
Institutional Class (MRRGX)	0.84%	$1,000.00	$1,020.63	$4.21
Class A(MRAGX)	1.15%	$1,000.00	$1,019.09	$5.76
Class C(MRCGX)	1.91%	$1,000.00	$1,015.32	$9.54
Investor Class (MRIGX)	0.97%	$1,000.00	$1,019.98	$4.86
[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 28 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
June 30, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,077.70	$ 5.77
Class A(MFCAX)	1.60%	$1,000.00	$1,075.60	$ 8.23
Class C(MFCCX)	2.14%	$1,000.00	$1,072.30	$11.00
Investor Class (MFCIX)	1.35%	$1,000.00	$1,076.50	$ 6.95

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,019.24	$ 5.61
Class A(MFCAX)	1.60%	$1,000.00	$1,016.86	$ 8.00
Class C(MFCCX)	2.14%	$1,000.00	$1,014.18	$10.69
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.10	$ 6.76
[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 28 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Equity Income Fund
Fund Expenses
June 30, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.54%	$1,000.00	$1,167.20	$ 8.28
Class A(MRAEX)	1.96%	$1,000.00	$1,165.20	$10.52
Class C(MRCEX)	2.37%	$1,000.00	$1,162.70	$12.71
Investor Class(MRIEX)	1.95%	$1,000.00	$1,164.00	$10.46

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.54%	$1,000.00	$1,017.16	$ 7.70
Class A(MRAEX)	1.96%	$1,000.00	$1,015.08	$ 9.79
Class C(MRCEX)	2.37%	$1,000.00	$1,013.04	$11.83
Investor Class (MRIEX)	1.95%	$1,000.00	$1,015.12	$ 9.74
[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 28 for further information on how the above examples were calculated.

Meridian Funds	26	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2018 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.15%	$1,000.00	$1,127.60	$ 6.07
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,127.20	$ 5.80
Class A(MSGAX)	1.43%	$1,000.00	$1,125.60	$ 7.54
Class C(MSGCX)	2.19%	$1,000.00	$1,121.40	$11.52
Investor Class (MISGX)	1.17%	$1,000.00	$1,127.20	$ 6.17

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.15%	$1,000.00	$1,019.09	$ 5.76
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.34	$ 5.51
Class A(MSGAX)	1.43%	$1,000.00	$1,017.70	$ 7.15
Class C(MSGCX)	2.19%	$1,000.00	$1,013.93	$10.94
Investor Class (MISGX)	1.17%	$1,000.00	$1,018.99	$ 5.86
[1]	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 28 for further information on how the above examples were calculated.

Meridian Funds	27	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
June 30, 2018

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2018
	Shares	Value
Common Stocks - 90.7%
Consumer Discretionary - 19.9%
Diversified Consumer Services - 4.3%
Grand Canyon Education, Inc.[1]	324,785	$ 36,249,254
ServiceMaster Global Holdings, Inc.[1]	725,528	43,147,150
		79,396,404
Hotels, Restaurants & Leisure - 1.2%
Dunkin' Brands Group, Inc.[2]	317,100	21,902,097
Household Durables - 0.6%
Helen of Troy Ltd.[1]	103,180	10,158,071
Leisure Products - 1.7%
Polaris Industries, Inc.[2]	252,399	30,838,110
Media - 1.7%
Cinemark Holdings, Inc.[2]	463,588	16,262,667
National CineMedia, Inc.	1,777,076	14,927,438
		31,190,105
Specialty Retail - 3.2%
Dick's Sporting Goods, Inc.[2]	224,861	7,926,350
Monro Muffler Brake, Inc.[2]	296,451	17,223,803
Sally Beauty Holdings, Inc.[1,2]	2,111,642	33,849,622
		58,999,775
Textiles, Apparel & Luxury Goods - 7.2%
Carter's, Inc.	237,455	25,737,748
Hanesbrands, Inc.[2]	1,961,213	43,185,910
Skechers U.S.A., Inc. Class A1	950,399	28,521,474
Under Armour, Inc. Class C1,2	797,618	16,813,787
Wolverine World Wide, Inc.	503,783	17,516,535
		131,775,454
Total Consumer Discretionary		364,260,016
Consumer Staples - 0.6%
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.[2]	95,008	9,983,441
Total Consumer Staples		9,983,441
Energy - 0.4%
Energy Equipment & Services - 0.4%
RigNet, Inc.[1]	624,646	6,433,854
Total Energy		6,433,854
Financials - 5.1%
Capital Markets - 4.5%
Financial Engines, Inc.	590,897	26,531,275
Legacy Acquisition Corp.[1]	1,422,226	14,250,705
LPL Financial Holdings, Inc.	424,488	27,820,944
WisdomTree Investments, Inc.	1,518,190	13,785,165
		82,388,089
	Shares	Value
Commercial Banks - 0.6%
Bank of the Ozarks, Inc.	255,030	$ 11,486,551
Total Financials		93,874,640
Health Care - 17.0%
Biotechnology - 4.5%
Agios Pharmaceuticals, Inc.[1,2]	107,877	9,086,480
Atara Biotherapeutics, Inc. [1]	216,065	7,940,389
DBV Technologies SA ADR (France)[1,2]	455,370	8,784,087
Dyax Corp. CVR[1]	316,946	351,810
Exact Sciences Corp.[1,2]	197,988	11,837,703
Heron Therapeutics, Inc.[1]	380,857	14,796,294
Immunomedics, Inc.[1,2]	597,191	14,135,511
Neurocrine Biosciences, Inc.[1,2]	126,952	12,471,764
Precision BioSciences, Inc. Acquisition Date: 5/25/18, Cost $3,130,043[1,3,4]	624,759	3,130,043
		82,534,081
Health Care Equipment & Supplies - 5.5%
AxoGen, Inc.[1]	178,978	8,993,645
Cooper Cos., Inc. (The)	55,017	12,953,753
DexCom, Inc.[1]	132,497	12,584,565
Endologix, Inc.[1,2]	1,697,775	9,609,406
Insulet Corp.[1,2]	95,090	8,149,213
Masimo Corp.[1]	96,672	9,440,021
Nevro Corp. [1,2]	165,411	13,208,068
STERIS Plc (United Kingdom)	253,528	26,622,975
		101,561,646
Health Care Providers & Services - 1.7%
Healthequity, Inc.[1,2]	171,710	12,895,421
MEDNAX [1]	410,621	17,771,677
		30,667,098
Health Care Technology - 2.2%
athenahealth, Inc.[1]	117,710	18,732,369
Medidata Solutions, Inc.[1]	165,070	13,298,039
Omnicell, Inc.[1,2]	150,126	7,874,109
		39,904,517
Life Sciences Tools & Services - 1.0%
Syneos Health, Inc.[1,2]	412,526	19,347,469
Pharmaceuticals - 2.1%
Catalent Inc. [1]	176,150	7,378,924
Kiniksa Pharmaceuticals Ltd. Acquisition Date: 5/23/18, Cost $3,515,579[1,3,4]	224,727	3,314,154
Prestige Brands Holdings, Inc.[1,2]	494,097	18,963,443
Revance Therapeutics, Inc.[1,2]	324,910	8,918,779
		38,575,300
Total Health Care		312,590,111
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2018
	Shares	Value
Industrials - 25.7%
Aerospace & Defense - 1.0%
HEICO Corp. Class A	293,268	$ 17,874,685
Air Freight & Logistics - 1.1%
Forward Air Corp.	355,411	20,997,682
Building Products - 0.9%
ALLEGION Plc (Ireland)[2]	211,887	16,391,578
Commercial Services & Supplies - 5.6%
ABM Industries, Inc.[2]	735,913	21,473,941
Clean Harbors, Inc.[1]	661,946	36,771,100
Multi-Color Corp.	476,787	30,824,280
Ritchie Bros. Auctioneers, Inc. (Canada)	375,021	12,795,717
		101,865,038
Electrical Equipment - 2.1%
Sensata Technologies Holding Plc[1,2]	796,400	37,892,712
Machinery - 7.6%
John Bean Technologies Corp.[2]	248,807	22,118,942
Kennametal, Inc.[2]	560,936	20,137,602
Middleby Corp. (The)[1,2]	216,895	22,648,176
Proto Labs, Inc.[1,2]	93,535	11,125,988
Tennant Co.	357,558	28,247,082
Wabtec Corp.[2]	157,198	15,496,579
Woodward, Inc.	242,338	18,626,099
		138,400,468
Marine - 1.7%
Kirby Corp.[1,2]	381,945	31,930,602
Professional Services - 2.8%
TriNet Group, Inc.[1]	930,494	52,051,834
Road & Rail - 1.3%
Heartland Express, Inc.[2]	1,330,076	24,672,910
Trading Companies & Distributors - 1.6%
MSC Industrial Direct Co., Inc. Class A	351,928	29,861,091
Total Industrials		471,938,600
Information Technology - 19.5%
Communications Equipment - 0.2%
Starry, Inc. Acquisition Date: 5/14/18, Cost $4,220,000[1,3,4]	4,577,007	4,220,001
Electronic Equipment & Instruments - 3.9%
Belden, Inc.[2]	230,783	14,105,457
CDW Corp.	298,864	24,145,222
Trimble Navigation Ltd.[1]	1,042,027	34,220,167
		72,470,846
	Shares	Value
Internet Software & Services - 6.6%
2U, Inc.[1,2]	137,478	$ 11,487,662
ChannelAdvisor Corp.[1]	729,440	10,248,632
Cimpress, N.V. (Netherlands)[1,2]	86,013	12,468,444
Cornerstone OnDemand, Inc.[1]	220,729	10,469,176
CoStar Group, Inc.[1]	22,777	9,398,474
j2 Global, Inc.[2]	211,467	18,315,157
LogMeIn, Inc.	239,781	24,757,388
Shutterstock, Inc.[1]	485,893	23,060,482
		120,205,415
IT Services - 3.2%
Euronet Worldwide, Inc.[1]	211,848	17,746,507
Gartner, Inc.[1,2]	82,966	11,026,181
Presidio, Inc.[1,2]	986,301	12,920,543
Switch, Inc. Class A2	1,403,639	17,082,287
		58,775,518
Software - 4.5%
CyberArk Software Ltd.[1]	336,163	21,164,822
Descartes Systems Group, Inc. (The) (Canada)[1]	510,446	16,589,495
RealPage, Inc.[1]	221,502	12,204,760
SS&C Technologies Holdings, Inc.	619,285	32,140,892
		82,099,969
Technology Hardware, Storage & Peripherals - 1.1%
3D Systems[1,2]	700,420	9,672,800
Stratasys Ltd.[1,2]	566,049	10,834,178
		20,506,978
Total Information Technology		358,278,727
Materials - 1.0%
Containers & Packaging - 1.0%
Graphic Packaging Holding Co.	1,220,586	17,710,703
Total Materials		17,710,703
Real Estate - 0.8%
Equity Real Estate Investment Trusts (REITS) - 0.8%
National Storage Affiliates Trust	487,736	15,032,023
Total Real Estate		15,032,023
Utilities - 0.7%
Water Utilities - 0.7%
Evoqua Water Technologies Corp.[1,2]	665,829	13,649,494
Total Utilities		13,649,494
Total Common Stocks - 90.7% (Cost $1,320,108,316)		1,663,751,609

The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2018
	Shares	Value
Preferred Stocks - 0.5%
Health Care - 0.5%
Pharmaceuticals - 0.5%
Moderna Therapeutics , Inc. Acquisition Date: 8/8/16, Cost $5,764,948[1,3,4]	656,600	$ 6,605,396
Moderna Therapeutics, Inc. Series G Acquisition Date: 1/26/18, Cost $1,995,300[1,3,4]	198,340	1,995,301
Total Health Care		8,600,697
Total Preferred Stocks - 0.5% (Cost $7,760,248)		8,600,697
	Shares/ Principal Amount
Short-Term Investments - 5.9%5
Repurchase Agreements - 5.9%
Citigroup Global Markets, Inc., dated 6/29/18, due 7/2/18, 2.12% total to be received $25,326,889 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.75%, 7/5/18 - 8/20/67, totaling $25,828,863)	$ 25,322,415	25,322,415
Natwest Markets Plc., dated 6/29/18, due 7/2/18, 2.09% total to be received $7,502,457 (collateralized by various U.S. Government Sponsored Agency, 2.50% - 6.63%, 5/15/20 - 5/15/46, totaling $7,651,246)	7,501,151	7,501,151
	Shares/ Principal Amount	Value
NBC Global Finance Ltd. dated 6/29/18, due 7/2/18, 1.95% total to be received $25,326,530 (collateralized by various U.S. Treasury Obligations, 0.00% - 3.63%, 1/31/20 - 9/9/49, totaling $25,828,937)	$ 25,322,415	$ 25,322,415
Nomura Securities International, Inc., dated 6/29/18, due 7/2/18, 2.12% total to be received $25,326,889 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/15/18 - 5/20/68, totaling $25,828,865)	25,322,415	25,322,415
RBC Dominion Securities Inc., dated 6/29/18, due 7/2/18, 2.11% total to be received $25,326,868 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 11/1/36 - 6/1/48, totaling $25,828,863)	25,322,415	25,322,415
Total Repurchase Agreements		108,790,811
Total Short-Term Investments - 5.9% (Cost $108,790,811)		108,790,811
Total Investments - 97.1% (Cost $1,436,659,375)		1,781,143,117
Cash and Other Assets, Less Liabilities - 2.9%		53,035,609
Net Assets - 100.0%		$1,834,178,726

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2018
ADR—American Depositary Receipt
CVR—Contingent Value Rights
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2018. Total value of such securities at year-end amounts to $334,359,119 and represents 18.23% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted and illiquid security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $19,264,894 and represents 1.05% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2018
	Shares	Value
Common Stocks - 93.0%
Consumer Discretionary - 10.8%
Auto Components - 1.8%
Ford Motor Co.	620,000	$ 6,863,400
Superior Industries International, Inc.[1]	321,000	5,745,900
		12,609,300
Diversified Consumer Services - 0.2%
Regis Corp.[2]	67,770	1,120,916
Hotels, Restaurants & Leisure - 2.1%
Brinker International, Inc.[1]	305,000	14,518,000
Leisure Products - 1.6%
Polaris Industries, Inc.[1]	87,000	10,629,660
Media - 1.8%
Lions Gate Entertainment Corp. Class B (Canada)[1]	534,000	12,527,640
Multiline Retail - 2.1%
Kohl's Corp.[1]	194,000	14,142,600
Specialty Retail - 0.6%
Lumber Liquidators Holdings, Inc.[1,2]	160,000	3,896,000
Textiles, Apparel & Luxury Goods - 0.6%
Skechers U.S.A., Inc. Class A1,2	140,000	4,201,400
Total Consumer Discretionary		73,645,516
Consumer Staples - 2.7%
Food Products - 2.7%
Nomad Foods Ltd. (United Kingdom)[2]	974,000	18,691,060
Total Consumer Staples		18,691,060
Energy - 7.1%
Energy Equipment & Services - 2.2%
Core Laboratories N.V. (Netherlands)[1]	60,000	7,572,600
Liberty Oilfield Services, Inc. Class A1,2	387,000	7,244,640
		14,817,240
Oil, Gas & Consumable Fuels - 4.9%
California Resources Corp.[1,2]	230,271	10,463,514
EOG Resources, Inc.	81,826	10,181,609
TOTAL SA ADR (France)	215,000	13,020,400
		33,665,523
Total Energy		48,482,763
Financials - 8.0%
Capital Markets - 1.1%
Oaktree Capital Group LLC[1]	179,000	7,276,350
	Shares	Value
Commercial Banks - 6.9%
Bank of Hawaii Corp.[1]	195,968	$ 16,347,651
Citizens Financial Group, Inc.	335,409	13,047,410
Umpqua Holdings Corp.	791,000	17,868,690
		47,263,751
Total Financials		54,540,101
Health Care - 7.7%
Biotechnology - 6.3%
Agios Pharmaceuticals, Inc.[1,2]	114,000	9,602,220
Celgene Corp.[2]	88,000	6,988,960
Chimerix, Inc. [2]	325,000	1,547,000
Immunomedics, Inc.[1,2]	400,000	9,468,000
Neurocrine Biosciences, Inc.[1,2]	109,022	10,710,321
Ultragenyx Pharmaceutical, Inc.[1,2]	64,000	4,919,680
		43,236,181
Pharmaceuticals - 1.4%
Nektar Therapeutics[2]	196,997	9,619,364
Total Health Care		52,855,545
Industrials - 11.5%
Aerospace & Defense - 0.9%
KLX, Inc.[2]	82,000	5,895,800
Building Products - 1.6%
Advanced Drainage Systems, Inc.[1]	391,000	11,163,050
Commercial Services & Supplies - 1.4%
HNI Corp.[1]	255,000	9,486,000
Industrial Conglomerates - 1.2%
Carlisle Cos, Inc.	75,000	8,123,250
Machinery - 1.5%
Xylem, Inc.	151,610	10,215,482
Road & Rail - 1.9%
Genesee & Wyoming, Inc. Class A1,2	157,000	12,767,240
Trading Companies & Distributors - 3.0%
H&E Equipment Services, Inc.	295,100	11,098,711
WESCO International, Inc.[2]	165,000	9,421,500
		20,520,211
Total Industrials		78,171,033
Information Technology - 26.1%
Electronic Equipment & Instruments - 1.6%
Trimble Navigation Ltd.[2]	341,156	11,203,563
Internet Software & Services - 1.8%
Benefitfocus, Inc.[1,2]	197,835	6,647,256
Nutanix, Inc. Class A1,2	115,000	5,930,550
		12,577,806
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2018
	Shares	Value
IT Services - 4.4%
Acxiom Corp.[2]	422,645	$ 12,658,218
CACI International, Inc. Class A2	82,800	13,955,940
Cardtronics Plc (United Kingdom) Class A1,2	140,000	3,385,200
		29,999,358
Semiconductors - 9.3%
Advanced Micro Devices, Inc.[2]	565,000	8,469,350
Ambarella, Inc.[1,2]	75,000	2,895,750
MACOM Technology Solutions Holdings, Inc.[1,2]	365,000	8,409,600
Mellanox Technologies Ltd. (Israel)[2]	110,000	9,273,000
Micron Technology, Inc.[2]	231,772	12,154,123
NVIDIA Corp.	42,742	10,125,580
Synaptics, Inc.[1,2]	239,000	12,038,430
		63,365,833
Software - 7.4%
FireEye, Inc.[1,2]	981,049	15,098,344
Microsoft Corp.	136,200	13,430,682
Nuance Communications, Inc.[2]	285,000	3,957,225
Verint Systems, Inc.[2]	407,000	18,050,450
		50,536,701
Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc.	58,000	10,736,380
Total Information Technology		178,419,641
Materials - 10.1%
Chemicals - 1.9%
Nutrien Ltd. (Canada)	235,882	12,827,263
Construction Materials - 1.7%
Summit Materials Inc. Class A1,2	73,421	1,927,301
U.S. Concrete, Inc.[1,2]	182,000	9,555,000
		11,482,301
Containers & Packaging - 4.3%
Graphic Packaging Holding Co.	1,340,000	19,443,400
Owens-Illinois, Inc.[2]	592,200	9,954,882
		29,398,282
Metals & Mining - 2.2%
New Gold, Inc. (Canada)[2]	1,500,000	3,120,000
Newmont Mining Corp.	326,000	12,293,460
		15,413,460
Total Materials		69,121,306
Real Estate - 5.9%
Equity Real Estate Investment Trusts (REITS) - 1.9%
Rayonier, Inc.	336,080	13,002,935
Real Estate Management & Development - 4.0%
Alexander & Baldwin, Inc.	678,385	15,942,048
	Shares	Value
Kennedy-Wilson Holdings, Inc. [1]	545,000	$ 11,526,750
		27,468,798
Total Real Estate		40,471,733
Telecommunication Services - 2.4%
Diversified Telecommunications - 2.4%
Iridium Communications, Inc.[1,2]	1,015,515	16,349,791
Total Telecommunication Services		16,349,791
Utilities - 0.7%
Water Utilities - 0.7%
AquaVenture Holdings Ltd.[1,2]	310,000	4,829,800
Total Utilities		4,829,800
Total Common Stocks - 93.0% (Cost $467,047,271)		635,578,289
	Shares/ Principal Amount
Short-Term Investments - 13.7%3
Money Market Funds - 1.2%
General Government Securities, Class B, 0.87%[4] (Cost $8,296,642)	8,296,642	8,296,642
Repurchase Agreements - 12.5%
Citigroup Global Markets, Inc., dated 6/29/18, due 7/2/18, 2.12% total to be received $19,795,814 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.75%, 7/5/18 - 8/20/67, totaling $20,188,163)	$ 19,792,317	19,792,317
Natwest Markets Plc., dated 6/29/18, due 7/2/18, 2.09% total to be received $5,864,449 (collateralized by various U.S. Government Sponsored Agency, 2.50% - 6.63%, 5/15/20 - 5/15/46, totaling $5,980,753)	5,863,428	5,863,428

The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2018
	Shares/ Principal Amount	Value
NBC Global Finance Ltd. dated 6/29/18, due 7/2/18, 1.95% total to be received $19,795,533 (collateralized by various U.S. Treasury Obligations, 0.00% - 3.63%, 1/31/20 - 9/9/49, totaling $20,188,221)	$ 19,792,317	$ 19,792,317
Nomura Securities International, Inc., dated 6/29/18, due 7/2/18, 2.12% total to be received $19,795,814 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/15/18 - 5/20/68, totaling $20,188,164)	19,792,317	19,792,317
RBC Dominion Securities Inc., dated 6/29/18, due 7/2/18, 2.11% total to be received $19,795,797 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 11/1/36 - 6/1/48, totaling $20,188,163)	19,792,317	19,792,317
Total Repurchase Agreements		85,032,696
Total Short-Term Investments - 13.7% (Cost $93,329,338)		93,329,338
Total Investments - 106.7% (Cost $560,376,609)		728,907,627
Liabilities in Excess of Other Assets - (6.7)%		(45,833,756)
Net Assets - 100.0%		$683,073,871
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2018
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at June 30, 2018. Total value of such securities at year-end amounts to $191,177,903 and represents 27.99% of net assets.
[2]	Non-income producing securities.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
[4]	Security is held at broker.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
June 30, 2018
	Shares	Value
Common Stocks - 70.4%
Consumer Discretionary - 13.7%
Hotels, Restaurants & Leisure - 3.9%
Las Vegas Sands Corp.[1]	23,723	$ 1,811,488
Starbucks Corp.[1]	13,447	656,886
		2,468,374
Internet & Direct Marketing Retail - 3.5%
Amazon.com, Inc.[1,2]	1,329	2,259,034
Media - 5.0%
Roku, Inc.[1,2]	74,017	3,154,605
Specialty Retail - 1.3%
Best Buy Co., Inc.[1]	11,387	849,242
Total Consumer Discretionary		8,731,255
Consumer Staples - 1.5%
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.[1]	4,483	936,857
Total Consumer Staples		936,857
Energy - 12.2%
Energy Equipment & Services - 1.4%
Liberty Oilfield Services, Inc. Class A1,2	47,446	888,189
Oil, Gas & Consumable Fuels - 10.8%
California Resources Corp.[1,2]	89,562	4,069,698
Cheniere Energy, Inc.[1,2]	26,896	1,753,350
Cimarex Energy Co.[3]	10,000	1,017,400
		6,840,448
Total Energy		7,728,637
Financials - 0.9%
Capital Markets - 0.9%
Intercontinental Exchange, Inc.[1]	7,591	558,318
Total Financials		558,318
Health Care - 12.4%
Biotechnology - 9.0%
Alnylam Pharmaceuticals, Inc.[1,2]	16,000	1,575,840
Exact Sciences Corp.[1,2]	27,412	1,638,963
Heron Therapeutics, Inc.[1,2]	18,978	737,295
Vertex Pharmaceuticals, Inc.[1,2]	10,438	1,774,043
		5,726,141
Health Care Technology - 1.7%
Teladoc, Inc.[1,2]	18,978	1,101,673
Life Sciences Tools & Services - 1.7%
Accelerate Diagnostics, Inc.[1,2]	47,446	1,058,046
Total Health Care		7,885,860
	Shares	Value
Information Technology - 24.5%
Internet Software & Services - 5.7%
Alphabet, Inc. Class A1,2	1,580	$ 1,784,120
Facebook, Inc. Class A1,2	9,489	1,843,903
		3,628,023
IT Services - 4.5%
MasterCard, Inc. Class A1	4,687	921,089
Switch, Inc. Class A1	75,914	923,873
Visa, Inc. Class A1	7,870	1,042,382
		2,887,344
Semiconductors - 5.5%
Ambarella, Inc.[2]	19,927	769,382
NVIDIA Corp.[1]	11,387	2,697,580
		3,466,962
Software - 6.2%
Activision Blizzard, Inc. [1]	9,489	724,200
Microsoft Corp.[1]	26,570	2,620,068
Take-Two Interactive Software, Inc. [1,2]	4,744	561,500
		3,905,768
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.[1]	8,966	1,659,696
Total Information Technology		15,547,793
Materials - 4.2%
Chemicals - 0.7%
DowDuPont, Inc.[1]	6,799	448,190
Metals & Mining - 3.5%
Royal Gold, Inc.[1]	23,695	2,199,844
Total Materials		2,648,034
Telecommunication Services - 1.0%
Wireless Telecommunication Services - 1.0%
T-Mobile US, Inc.[1,2]	10,437	623,611
Total Telecommunication Services		623,611
Total Common Stocks - 70.4% (Cost $24,133,740)		44,660,365

Call Options Purchased - 12.9%
Total Call Options Purchased - 12.9% (Cost $7,664,061)	$8,139,845
Put Options Purchased - 5.3%
Total Put Options Purchased - 5.3% (Cost $2,491,030)	$3,378,400
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2018
	Shares/ Principal Amount	Value
Short-Term Investments - 0.0%4
Repurchase Agreements - 0.0%
NBC Global Finance Ltd. dated 6/29/18, due 7/2/18, 1.95% total to be received $101 (collateralized by various U.S. Treasury Obligations, 0.00% - 3.63%, 1/31/20 - 9/9/49, totaling $103)	$101	$ 101
Total Short-Term Investments - 0.0% (Cost $101)		101
Total Investments - 88.6% (Cost $34,288,932)		56,178,711
Cash and Other Assets, Less Liabilities - 11.4%		7,243,742
Net Assets - 100.0%		$63,422,453
	Shares	Value
Securities Sold Short - (6.3)%
Consumer Discretionary - (6.3)%
Household Products - (3.7)%
Procter & Gamble Co. (The)	(30,000)	$ (2,341,800)
Textiles, Apparel & Luxury Goods - (2.6)%
Adidas AG	(15,000)	(1,635,000)
Total Consumer Discretionary		(3,976,800)
Total Securities - (6.3%) (Proceeds $(4,121,005))		$ (3,976,800)
Value
Put Options Written - (10.4)%
Total Put Options Written - (10.4)% (Premium received $(8,149,768))	$(6,612,000)
[1]	Securities, or a portion thereof, were pledged as collateral for written options and securities sold short by the fund.
[2]	Non-income producing securities.
[3]	All or portion of this security is on loan at June 30, 2018. Total value of such securities at year-end amounts to $1,017,400 and represents 1.60% of net assets.
[4]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2018
Exchange-Traded Options Purchased
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
Call
SPDR Gold Shares	137.00	7/20/18	1,000	$ 11,865,000	$ 28,793	$ 1,000
SPDR Gold Shares	130.00	8/17/18	5,000	59,325,000	40,265	50,000
Alnylam Pharmaceuticals, Inc.	125.00	9/21/18	300	2,954,700	144,138	90,000
SPDR Gold Shares	150.00	9/21/18	2,000	23,730,000	166,336	6,000
Alnylam Pharmaceuticals, Inc.	165.00	1/18/19	200	1,969,800	225,279	22,000
Best Buy Co., Inc.	70.00	1/18/19	1,000	7,458,000	329,298	1,075,000
Dominion Energy, Inc.	80.00	1/18/19	800	5,454,400	330,393	32,000
Dominion Energy, Inc.	85.00	1/18/19	800	5,454,400	193,859	12,000
Dominion Energy, Inc.	90.00	1/18/19	2,000	13,636,000	109,186	10,000
Nektar Therapeutics	100.00	1/18/19	500	2,441,500	116,647	60,000
Cimarex Energy Co.	120.00	12/20/19	500	5,087,000	420,897	528,000
Facebook, Inc.	200.00	12/20/19	250	4,858,000	537,053	705,000
Facebook, Inc.	240.00	12/20/19	250	4,858,000	330,983	375,000
Apple, Inc.	200.00	1/17/20	500	9,255,500	475,397	835,000
CBS Corp.	70.00	1/17/20	250	1,405,500	48,883	68,000
CBS Corp.	55.00	1/17/20	500	2,811,000	489,397	440,000
Constellation Brands, Inc.	270.00	1/17/20	255	5,581,185	302,782	234,345
Facebook, Inc.	220.00	1/17/20	250	4,858,000	288,088	535,000
Facebook, Inc.	175.00	1/17/20	250	4,858,000	778,948	1,075,000
Nucor Corp.	100.00	1/17/20	3,000	18,750,000	572,571	201,000
Royal Gold, Inc.	85.00	1/17/20	300	2,785,200	501,087	474,000
Royal Gold, Inc.	100.00	1/17/20	1,000	9,284,000	986,283	1,129,000
Take-Two Interactive Software, Inc.	165.00	1/17/20	250	2,959,000	247,498	182,500
				Total	$ 7,664,061	$ 8,139,845
Put
SPDR Gold Shares	107.00	9/21/18	5,000	$ 59,325,000	$ 62,936	$ 50,000
Intel Corp.	40.00	1/18/19	2,000	9,942,000	188,398	172,000
Procter & Gamble Co. (The)	80.00	1/18/19	200	1,561,200	56,984	103,000
Procter & Gamble Co. (The)	85.00	1/18/19	200	1,561,200	89,159	172,000
Procter & Gamble Co. (The)	90.00	1/18/19	200	1,561,200	108,159	255,000
Procter & Gamble Co. (The)	70.00	1/18/19	1,000	7,806,000	157,841	140,000
Starbucks Corp.	40.00	1/18/19	2,000	9,770,000	100,504	128,000
Tesla, Inc.	200.00	1/17/20	800	27,436,000	1,727,049	2,358,400
				Total	$ 2,491,030	$3,378,400
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Put
California Resources Corp.	35.00	8/17/18	(500)	$ 2,272,000	$ (134,602)	$ (92,500)
Boeing Co (The)	335.00	9/21/18	(500)	16,775,500	(1,011,175)	(810,000)
Goldman Sachs Group Inc. (The)	200.00	9/21/18	(500)	11,028,500	(146,602)	(135,000)
Micron Technology, Inc.	50.00	9/21/18	(1,000)	5,244,000	(277,203)	(305,000)
California Resources Corp.	45.00	10/19/18	(500)	2,272,000	(465,847)	(390,000)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2018
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
California Resources Corp.	30.00	12/21/18	(500)	$ 2,272,000	$ (169,601)	$ (150,000)
Cimarex Energy Co.	80.00	12/21/18	(500)	5,087,000	(271,383)	(87,500)
Alnylam Pharmaceuticals, Inc.	100.00	1/18/19	(400)	3,939,600	(684,408)	(604,000)
Alnylam Pharmaceuticals, Inc.	95.00	1/18/19	(200)	1,969,800	(301,505)	(246,000)
Best Buy Co. Inc.	60.00	1/18/19	(2,000)	14,916,000	(688,399)	(402,000)
Best Buy Co. Inc.	65.00	1/18/19	(1,000)	7,458,000	(488,366)	(320,000)
California Resources Corp.	30.00	1/18/19	(1,000)	4,544,000	(581,864)	(340,000)
Celgene Corp.	70.00	1/18/19	(500)	3,971,000	(157,260)	(144,000)
Celgene Corp.	75.00	1/18/19	(500)	3,971,000	(200,474)	(227,500)
Celgene Corp.	80.00	1/18/19	(500)	3,971,000	(289,022)	(334,500)
Micron Technology, Inc.	50.00	1/18/19	(1,000)	5,244,000	(469,201)	(510,000)
Nektar Therapeutics	50.00	1/18/19	(500)	2,441,500	(474,370)	(515,000)
T-Mobile US, Inc.	55.00	1/18/19	(2,000)	11,950,000	(701,168)	(390,000)
Walmart, Inc.	75.00	1/18/19	(500)	4,282,500	(106,101)	(70,000)
NVIDIA Corp.	225.00	6/21/19	(100)	2,369,000	(261,617)	(259,000)
Roku, Inc.	30.00	1/17/20	(500)	2,131,000	(269,600)	(280,000)
				Total	$ (8,149,768)	$(6,612,000)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2018
	Shares	Value
Common Stocks - 87.4%
Consumer Discretionary - 13.4%
Auto Components - 0.5%
Fox Factory Holding Corp.[1]	195,744	$ 9,111,883
Diversified Consumer Services - 1.8%
Grand Canyon Education, Inc.[1]	286,204	31,943,229
Hotels, Restaurants & Leisure - 1.2%
Playa Hotels & Resorts, N.V.[1]	942,528	10,179,302
PlayAGS, Inc.[1]	427,851	11,581,927
		21,761,229
Household Durables - 0.5%
Helen of Troy Ltd.[1]	95,063	9,358,952
Internet & Direct Marketing Retail - 0.2%
Evolve Vacation Rental Network, Inc. Acquisition Date: 6/15/18, Cost $3,999,999[1,2,3]	470,013	3,999,811
Leisure Products - 0.6%
Malibu Boats, Inc. Class A1	246,633	10,343,788
Media - 1.1%
Cinemark Holdings, Inc.[4]	261,430	9,170,964
National CineMedia, Inc.	1,189,185	9,989,154
		19,160,118
Specialty Retail - 3.2%
Dick's Sporting Goods, Inc.	215,924	7,611,321
Monro Muffler Brake, Inc.[4]	270,636	15,723,952
Sally Beauty Holdings, Inc.[1,4]	1,991,296	31,920,475
		55,255,748
Textiles, Apparel & Luxury Goods - 4.3%
Carter's, Inc.	208,424	22,591,078
Skechers U.S.A., Inc. Class A1	912,618	27,387,666
Under Armour, Inc. Class C1,4	378,429	7,977,283
Wolverine World Wide, Inc.	478,038	16,621,381
		74,577,408
Total Consumer Discretionary		235,512,166
Consumer Staples - 0.8%
Food & Staples Retailing - 0.8%
BJ's Wholesale Club Holdings, Inc.[1]	248,419	5,875,109
Casey's General Stores, Inc.[4]	71,927	7,558,089
Total Consumer Staples		13,433,198
Energy - 1.1%
Energy Equipment & Services - 0.4%
NCS Multistage Holdings, Inc.[1,4]	258,785	3,760,146
	Shares	Value
RigNet, Inc.[1]	206,009	$ 2,121,893
		5,882,039
Oil, Gas & Consumable Fuels - 0.7%
Evolution Petroleum Corp.	1,294,580	12,751,613
Total Energy		18,633,652
Financials - 8.1%
Capital Markets - 7.7%
Avista Healthcare Public Acquisition Corp. Class A	991,546	9,925,375
Financial Engines, Inc.	559,632	25,127,477
Forum Merger Corp. Acquisition Date: 2/15/18, Cost $18,000,000[1,2,3]	2,250,000	21,127,500
GS Acquisition Holdings Corp.[1,4]	995,452	10,153,610
Legacy Acquisition Corp.[1]	1,232,984	12,354,500
One Madison Corp.[1]	1,454,389	14,689,329
PennantPark Investment Corp.	1,040,074	7,285,718
TPG Pace Energy Holdings Corp.[1]	1,204,372	14,139,327
TPG Pace Holdings Corp.	748,987	7,789,465
WisdomTree Investments, Inc.[4]	1,395,297	12,669,297
		135,261,598
Insurance - 0.4%
Trupanion, Inc. [1,4]	189,151	7,301,229
Total Financials		142,562,827
Health Care - 19.2%
Biotechnology - 8.2%
Albireo Pharma, Inc.[1,4]	278,631	9,891,400
Argenx SE Class A ADR (Netherlands)[1]	98,032	8,122,932
Atara Biotherapeutics, Inc. [1,4]	193,201	7,100,137
CareDx, Inc.[1]	749,857	9,178,250
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,2,3]	1,663,893	2,995,007
Chimerix, Inc. [1]	1,983,277	9,440,398
DBV Technologies SA ADR (France)[1]	425,630	8,210,403
Deciphera Pharmaceuticals, Inc.[1]	164,811	6,485,313
Heron Therapeutics, Inc.[1]	356,163	13,836,933
Immunomedics, Inc.[1,4]	553,333	13,097,392
Mersana Therapeutics, Inc.[1,4]	550,256	9,827,572
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2018
	Shares	Value
Metacrine, Inc. Acquisition Date: 6/5/18, Cost $2,785,002[1,2,3]	1,313,680	$ 2,785,002
Neon Therapeutics, Inc.[1]	117,747	1,483,612
Neon Therapeutics, Inc. Acquisition Date: 6/29/18, Cost $3,000,001[1,2,3]	213,523	2,286,833
NexImmune, Inc. Acquisition Date: 12/28/17, Cost $3,000,000[1,2,3]	10,166,045	3,000,000
Precision BioSciences, Inc. Acquisition Date: 5/25/18, Cost $2,799,864[1,2,3]	558,855	2,799,864
Rhythm Pharmaceuticals, Inc.[1,4]	278,178	8,695,844
TCR2 Therapeutics, Inc. Acquisition Date: 2/28/18, Cost $4,305,000[1,2,3]	2,152,500	4,305,000
Translate Bio, Inc.[1]	360,116	4,555,467
Viking Therapeutics, Inc.[1,4]	885,880	8,407,001
Xencor, Inc. [1]	205,990	7,623,690
		144,128,050
Health Care Equipment & Supplies - 4.0%
AxoGen, Inc.[1]	169,898	8,537,374
CryoLife, Inc.[1]	338,270	9,420,819
DexCom, Inc.[1]	126,051	11,972,324
Endologix, Inc.[1,4]	1,465,804	8,296,451
Insulet Corp.[1,4]	83,904	7,190,573
Merit Medical Systems, Inc.[1]	153,681	7,868,467
Natus Medical, Inc.[1,4]	115,913	3,998,999
Nevro Corp. [1,4]	156,276	12,478,639
		69,763,646
Health Care Providers & Services - 1.2%
BioTelemetry, Inc.[1]	203,382	9,152,190
Healthequity, Inc.[1,4]	161,313	12,114,606
		21,266,796
Health Care Technology - 1.3%
HealthStream, Inc.	152,516	4,165,212
Medidata Solutions, Inc.[1,4]	153,042	12,329,063
Omnicell, Inc.[1,4]	142,851	7,492,535
		23,986,810
Life Sciences Tools & Services - 1.9%
Accelerate Diagnostics, Inc.[1,4]	264,284	5,893,533
Pacific Biosciences of California, Inc.[1,4]	2,527,597	8,972,970
Syneos Health, Inc.[1,4]	388,209	18,207,002
		33,073,505
	Shares	Value
Pharmaceuticals - 2.6%
Kiniksa Pharmaceuticals Ltd. Acquisition Date: 5/23/18, Cost $2,008,733[1,2,3]	289,128	$ 4,263,918
Prestige Brands Holdings, Inc.[1,4]	476,916	18,304,036
Revance Therapeutics, Inc.[1,4]	274,753	7,541,970
WaVe Life Sciences Ltd.[1,4]	244,733	9,361,037
Xeris Pharmaceuticals, Inc.[1]	333,507	6,329,963
		45,800,924
Total Health Care		338,019,731
Industrials - 23.9%
Air Freight & Logistics - 1.1%
Forward Air Corp.	339,895	20,080,997
Commercial Services & Supplies - 10.0%
ABM Industries, Inc.[4]	688,935	20,103,123
Clean Harbors, Inc.[1]	572,691	31,812,985
Heritage-Crystal Clean, Inc.[1]	1,380,676	27,751,587
Hudson Technologies, Inc.[1,4]	1,338,825	2,691,038
InnerWorkings, Inc.[1,4]	3,063,336	26,620,390
Multi-Color Corp.[4]	416,809	26,946,702
Ritchie Bros. Auctioneers, Inc. (Canada)[4]	333,931	11,393,726
SP Plus Corp.[1]	739,329	27,503,039
		174,822,590
Construction & Engineering - 0.5%
Construction Partners, Inc. Class A1	596,266	7,852,823
Machinery - 4.7%
Graham Corp.	385,302	9,944,645
John Bean Technologies Corp.[4]	235,059	20,896,745
Kennametal, Inc.[4]	498,632	17,900,889
Proto Labs, Inc.[1,4]	89,039	10,591,189
Tennant Co.	304,433	24,050,207
		83,383,675
Marine - 1.8%
Kirby Corp.[1,4]	371,404	31,049,374
Professional Services - 3.7%
TriNet Group, Inc.[1]	784,556	43,888,062
TrueBlue, Inc.[1]	764,282	20,597,400
		64,485,462
Road & Rail - 1.2%
Heartland Express, Inc.[4]	1,167,432	21,655,864
Trading Companies & Distributors - 0.9%
MSC Industrial Direct Co., Inc. Class A	191,714	16,266,933
Total Industrials		419,597,718

The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2018
	Shares	Value
Information Technology - 18.9%
Communications Equipment - 0.2%
Starry, Inc. Acquisition Date: 5/14/18, Cost $3,780,000[1,2,3]	4,099,783	$ 3,780,000
Electronic Equipment & Instruments - 1.0%
CTS Corp.	290,115	10,444,140
Mesa Laboratories, Inc. [4]	36,414	7,686,267
		18,130,407
Internet Software & Services - 9.7%
2U, Inc.[1,4]	127,973	10,693,424
Actua Corp.	1,117,791	637,141
Benefitfocus, Inc.[1,4]	393,611	13,225,330
Carbonite, Inc.[1,4]	830,535	28,985,671
ChannelAdvisor Corp.[1]	646,584	9,084,505
Cimpress, N.V. (Netherlands)[1]	88,697	12,857,517
comScore, Inc.[1]	331,323	7,222,841
Cornerstone OnDemand, Inc.[1]	200,720	9,520,150
Envestnet, Inc.[1]	224,545	12,338,748
LivePerson, Inc.[1]	617,067	13,020,114
Shutterstock, Inc.[1,4]	461,626	21,908,770
TrueCar, Inc.[1]	892,425	9,004,568
XO Group, Inc.[1]	669,537	21,425,184
		169,923,963
IT Services - 2.7%
ConvergeOne Holdings, Inc.	163,940	1,539,396
Euronet Worldwide, Inc.[1]	207,039	17,343,657
Forrester Research, Inc.	297,087	12,462,800
Presidio, Inc.[1,4]	1,149,343	15,056,393
		46,402,246
Software - 4.3%
American Software, Inc.	558,611	8,138,962
Asure Software, Inc.[1,4]	230,602	3,678,102
CyberArk Software Ltd.[1]	292,308	18,403,712
Descartes Systems Group, Inc. (The) (Canada)[1]	326,220	10,602,150
Everbridge, Inc.[1]	248,532	11,785,387
QAD, Inc. Class A	279,998	14,041,900
RealPage, Inc.[1]	173,229	9,544,918
		76,195,131
Technology Hardware, Storage & Peripherals - 1.0%
3D Systems[1,4]	617,192	8,523,422
Stratasys Ltd.[1,4]	489,725	9,373,336
		17,896,758
Total Information Technology		332,328,505
	Shares	Value
Materials - 0.6%
Chemicals - 0.6%
KMG Chemicals, Inc.	145,595	$ 10,741,999
Total Materials		10,741,999
Real Estate - 1.4%
Equity Real Estate Investment Trusts (REITS) - 1.0%
Jernigan Capital, Inc.[4]	440,936	8,404,240
National Storage Affiliates Trust[4]	284,341	8,763,390
		17,167,630
Real Estate Management & Development - 0.4%
FirstService Corp. (Canada)	105,036	7,986,937
Total Real Estate		25,154,567
Total Common Stocks - 87.4% (Cost $1,257,933,772)		1,535,984,363
Warrants - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Avista Healthcare Public Acquisition Corp. Class A, Strike Price $11.50, Expires 12/2/21	898,585	413,349
Total Financials		413,349
Total Warrants - 0.0% (Cost $273,528)		413,349
Preferred Stocks - 0.2%
Health Care - 0.2%
Biotechnology - 0.2%
SlipChip Corp. Acquisition Date: 10/6/17, Cost $4,000,000[1,2,3]	1,462,202	4,000,000
Total Health Care		4,000,000
Total Preferred Stocks - 0.2% (Cost $4,000,000)		4,000,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2018
	Shares	Value
Convertible Corporate Bonds - 0.2%
Health Care - 0.2%
Pharmaceuticals - 0.2%
Kodiak Sciences, Inc. Acquisition Date: 2/2/18, Cost $4,000,000, 6.00%, 12/1/20 [1,2,3]	4,000,000	$ 4,000,000
Total Health Care		4,000,000
Total Convertible Corporate Bonds - 0.2% (Cost $4,000,000)		4,000,000
	Shares/ Principal Amount
Short-Term Investments - 4.7%5
Repurchase Agreements - 4.7%
Citigroup Global Markets, Inc., dated 6/29/18, due 7/2/18, 2.12% total to be received $18,983,980 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.75%, 7/5/18 - 8/20/67, totaling $19,360,240)	$ 18,980,627	18,980,627
Natwest Markets Plc., dated 6/29/18, due 7/2/18, 2.09% total to be received $5,623,354 (collateralized by various U.S. Government Sponsored Agency, 2.50% - 6.63%, 5/15/20 - 5/15/46, totaling $5,734,876)	5,622,375	5,622,375
NBC Global Finance Ltd. dated 6/29/18, due 7/2/18, 1.95% total to be received $18,983,711 (collateralized by various U.S. Treasury Obligations, 0.00% - 3.63%, 1/31/20 - 9/9/49, totaling $19,360,295)	18,980,627	18,980,627
	Shares/ Principal Amount	Value
Nomura Securities International, Inc., dated 6/29/18, due 7/2/18, 2.12% total to be received $18,983,980 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 7/15/18 - 5/20/68, totaling $19,360,240)	$ 18,980,627	$ 18,980,627
RBC Dominion Securities Inc., dated 6/29/18, due 7/2/18, 2.11% total to be received $18,983,964 (collateralized by various U.S. Government Sponsored Agency, 3.00% - 7.00%, 11/1/36 - 6/1/48, totaling $19,360,240)	18,980,627	18,980,627
Total Repurchase Agreements		81,544,883
Total Short-Term Investments - 4.7% (Cost $81,544,883)		81,544,883
Total Investments - 92.5% (Cost $1,347,752,183)		1,625,942,595
Cash and Other Assets, Less Liabilities - 7.5%		131,724,494
Net Assets - 100.0%		$1,757,667,089

The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2018
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
[1]	Non-income producing securities.
[2]	Level 3 security. See Note 1 in Notes to Financial Statements.
[3]	Restricted and illiquid security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $59,342,935 and represents 3.38% of net assets.
[4]	All or portion of this security is on loan at June 30, 2018. Total value of such securities at year-end amounts to $216,105,628 and represents 12.30% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2018	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,672,352,306	$643,874,931	$56,178,610	$1,544,397,712
Repurchase agreements[3]	108,790,811	85,032,696	101	81,544,883
Cash	160,749,654	33,391,427	2,430,357	159,287,748
Cash pledged as collateral for written options and securities sold short	—	4,876,971	14,967,738	—
Receivables and other assets:
Fund shares purchased	2,067,324	2,569	271	68,696,890
Investments sold	1,458,448	2,013,953	465,643	1,407,650
Dividends and interest	299,944	660,021	6,261	567,290
Securities lending interest	86,033	39,318	420	154,931
Prepaid expenses	67,076	27,402	22,188	42,387
Total Assets	1,945,871,596	769,919,288	74,071,589	1,856,099,491

Liabilities
Securities sold short[4]	—	—	3,976,800	—
Collateral held for securities on loan	108,790,811	85,032,696	101	81,544,883
Payables and other accrued expenses:
Options written at value[5]	—	—	6,612,000	—
Fund shares sold	431,245	149,686	—	1,838,187
Investments purchased	1,000,818	966,822	—	13,348,940
Investment management fees	1,157,872	569,436	42,695	1,381,255
Service plan fees	6,143	445	1,163	46,219
Professional fees	118,646	49,492	8,110	82,464
Transfer agent fees	91,528	38,470	2,929	81,953
Other	95,807	38,370	5,338	108,501
Total Liabilities	111,692,870	86,845,417	10,649,136	98,432,402
Net Assets	$1,834,178,726	$683,073,871	$63,422,453	$1,757,667,089

Net Assets Consist of
Paid in capital	$1,327,584,815	$429,298,154	$38,511,760	$1,373,154,538
Accumulated net realized gain on investments, written options, securities sold short, and foreign currency transactions	162,110,169	78,189,562	1,152,426	107,008,384
Net unrealized appreciation on investments, securities sold short, and foreign currency translations	344,483,742	168,531,018	22,033,984	278,190,412
Net unrealized appreciation on written options	—	—	1,537,768	—
Undistributed (distributions in excess of) net investment income	—	7,055,137	186,515	(686,245)
Net Assets	$1,834,178,726	$683,073,871	$63,422,453	$1,757,667,089
[1] Investments at cost	$1,327,868,564	$475,343,913	$34,288,831	$1,266,207,300

[2]	Including securities on loan valued at $334,359,119, $191,177,903, $1,017,400 and $216,105,628 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $108,790,811, $85,032,696, $101 and $81,544,883, respectively.
[4]	Proceeds received from securities sold short $—, $—, $4,121,005 and $—, respectively.
[5]	Written options, premium received of $—, $—, $8,149,768, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2018	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,400,430,566	$672,035,077	$56,630,638	$ 54,855,825
Shares outstanding[6]	31,087,475	14,859,499	3,037,416	3,042,447
Net Asset value per share (offering and redemption price)	$ 45.05	$ 45.23	$ 18.64	$ 18.03
Institutional Class
Net Assets	$ 311,018,956	$ —	$ —	$728,537,508
Shares outstanding[6]	6,906,939	—	—	40,281,128
Net Asset value per share (offering and redemption price)	$ 45.03	$ —	$ —	$ 18.09
Class A
Net Assets	$ 15,701,320	$ 7,097,452	$ 5,730,485	$ 89,305,779
Shares outstanding[6]	357,804	160,352	310,019	5,029,629
Net Asset value per share (offering and redemption price)	$ 43.88	$ 44.26	$ 18.48	$ 17.76
Class C
Net Assets	$ 3,384,387	$ 25,148	$ 1,540	$ 31,173,648
Shares outstanding[6]	77,699	575	84	1,785,379
Net Asset value per share (offering and redemption price)	$ 43.56	$ 43.77[7]	$ 18.44[7]	$ 17.46
Investor Class
Net Assets	$ 103,643,497	$ 3,916,194	$ 1,059,790	$853,794,329
Shares outstanding[6]	2,320,742	87,229	56,962	47,447,706
Net Asset value per share (offering and redemption price)	$ 44.66	$ 44.90	$ 18.61	$ 17.99

[6]	500,000,000 shares authorized, $0.01 par value.
[7]	The NAV reported above represents the traded NAV at June 30, 2018 and does not recalculate due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2018	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 9,075,183	$ 13,319,567	$ 351,836	$ 6,089,688
Foreign taxes withheld	(42,459)	(216,543)	—	(39,221)
Interest income	—	—	519,599	—
Securities lending	1,301,295	1,022,085	110,756	1,769,055
Total investment income	10,334,019	14,125,109	982,191	7,819,522

Expenses
Investment management fees	12,423,436	6,453,256	473,082	13,073,447
Custodian fees	168,848	63,422	8,732	140,017
Distribution and service plan fees:
Class A	42,027	2,116	11,270	221,416
Class C	32,617	279	13	400,247
Directors' fees	191,768	75,893	6,426	147,595
Pricing fees	157,713	74,117	24,407	129,524
Audit and tax fees	79,984	31,281	2,597	49,608
Legal fees	52,759	21,103	1,779	40,940
Registration and filing fees	123,659	86,503	83,453	139,367
Shareholder communications	123,864	49,969	3,428	222,012
Transfer agent fees	770,785	330,286	26,876	940,441
Recoupment of investment advisory fees previously waived	—	6,704	20,428	14,332
Miscellaneous expenses	81,620	38,565	14,191	62,112
Total expenses excluding dividend expense	14,249,080	7,233,494	676,682	15,581,058
Dividend expense	—	—	129,368	—
Total expense	14,249,080	7,233,494	806,050	15,581,058
Less waivers and/or reimbursements (Note 6)	—	—	—	(42,960)
Net expenses	14,249,080	7,233,494	806,050	15,538,098
Net investment income (loss)	(3,915,061)	6,891,615	176,141	(7,718,576)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	245,625,574	90,596,855	7,815,338	153,908,733
Net realized loss on securities sold short	—	—	(2,166,427)	—
Net realized gain on written options	—	420,048	569,245	—
Net change in unrealized appreciation on investments and foreign currency translations	60,250,061	48,552,309	9,686,256	156,315,166
Net change in unrealized appreciation on securities sold short	—	—	472,855	—
Net change in unrealized appreciation/(depreciation) on written options	—	(98)	1,525,549	—
Total realized and unrealized gain	305,875,635	139,569,114	17,902,816	310,223,899
Net increase in net assets resulting from operations	$301,960,574	$146,460,729	$18,078,957	$302,505,323
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Operations
Net investment income/(loss)	$ (3,915,061)	$ (3,315,476)	$ 6,891,615	$ (318,010)
Net realized gain on investments, written options, and foriegn currency transactions	245,625,574	87,209,658	91,016,903	67,020,433
Net change in unrealized appreciation on investments, written options, and foreign currency translations	60,250,061	199,845,882	48,552,211	53,353,256
Net increase in net assets resulting from operations	301,960,574	283,740,064	146,460,729	120,055,679

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	—	(42,862)	(176,151)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Investor Class	—	—	—	—
Net Realized Gains:
Legacy Class	(89,771,951)	(6,721,792)	(62,860,298)	(2,817,023)
Institutional Class	(14,571,915)	(338,118)	—	—
Class A	(1,175,172)	(72,390)	(61,424)	(2,356)
Class C	(224,281)	(6,716)	(2,415)	(178)
Investor Class	(6,562,237)	(301,770)	(299,488)	(8,820)
Decrease in net assets from distributions	(112,305,556)	(7,440,786)	(63,266,487)	(3,004,528)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	172,007,485	(52,801,022)	7,604,373	(63,490,549)
Total increase in net assets	361,662,503	223,498,256	90,798,615	53,560,602

Net Assets
Beginning of Year	1,472,516,223	1,249,017,967	592,275,256	538,714,654
End of Year*	$1,834,178,726	$1,472,516,223	$683,073,871	$592,275,256
*Includes accumulated undistributed (distributions in excess of) net investment income	$ —	$ —	$ 7,055,137	$ —
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
Operations
Net investment income/(loss)	$ 176,141	$ 646,070	$ (7,718,576)	$ (4,448,894)
Net realized gain on investments, written options, securities sold short, and foreign currency transactions	6,218,156	(1,772,254)	153,908,733	29,193,583
Net change in unrealized appreciation on investments, written options, securities sold short, and foreign currency translations	11,684,660	9,103,798	156,315,166	111,454,640
Net increase in net assets resulting from operations	18,078,957	7,977,614	302,505,323	136,199,329

Distributions to Shareholders From:
Net Investment income:
Legacy Class	(599,181)	(362,896)	—	—
Institutional Class	—	—	—	—
Class A	(53,696)	(2,557)	—	—
Class C	(7)	(1)	—	—
Investor Class	(3,042)	(1,454)	—	—
Net Realized Gains:
Legacy Class	—	—	(2,783,183)	—
Institutional Class	—	—	(17,222,385)	—
Class A	—	—	(3,734,054)	—
Class C	—	—	(1,761,834)	—
Investor Class	—	—	(27,649,877)	—
Decrease in net assets from distributions	(655,926)	(366,908)	(53,151,333)	—

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(3,689,049)	(3,928,458)	611,063,733	426,306,691
Total increase in net assets	13,733,982	3,682,248	860,417,723	562,506,020

Net Assets
Beginning of Year	49,688,471	46,006,223	897,249,366	334,743,346
End of Year*	$63,422,453	$49,688,471	$1,757,667,089	$897,249,366
*Includes accumulated undistributed (distributions in excess of) net investment income	$ 186,515	$ 646,054	$ (686,245)	$ (1,791,268)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value - beginning of year	$ 40.15	$ 32.70	$ 37.80	$ 37.86	$ 44.31
Income (loss) from investment operations
Net investment loss[1]	(0.10)	(0.09)	(0.10)	(0.15)	(0.11)
Net realized and unrealized gain(loss)	7.94	7.74	(1.26)	4.37	6.89
Net increase(decrease) from investment operations	7.84	7.65	(1.36)	4.22	6.78
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.00) [2]
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	(4.28)	(13.23)
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	(4.28)	(13.23)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 45.05	$ 40.15	$ 32.70	$ 37.80	$ 37.86
Total return	20.14%	23.46%	(2.94)%	11.85%	17.31%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.23)%	(0.24)%	(0.30)%	(0.41)%	(0.27)%
Ratio of expenses to average net assets:	0.86%	0.87%	0.86%	0.84%	0.86%

Supplemental Data
Net Assets, End of Period (000's)	$1,400,431	$1,270,753	$1,161,981	$1,937,346	$2,021,197
Portfolio Turnover Rate	47%	34%	67%	46%	96%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Institutional Class	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 40.13	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.11)	(0.09)	(0.13)	(0.04)
Net realized and unrealized gain(loss)	7.95	7.74	(1.24)	1.39
Net increase(decrease) from investment operations	7.84	7.65	(1.37)	1.35
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	0.00
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 45.03	$ 40.13	$ 32.68	$ 37.79
Total return	20.18%	23.48%	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.25)%	(0.24)%	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.85%	0.87%	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.85%	0.87%	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.85%	0.87%	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$311,019	$ 92,203	$ 45,687	$ 19,575
Portfolio Turnover Rate	47%	34%	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.29	$ 32.10	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.21)	(0.20)	(0.29)	(0.41)	(0.21)
Net realized and unrealized gain(loss)	7.74	7.59	(1.24)	4.33	2.26
Net increase(decrease) from investment operations	7.53	7.39	(1.53)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [4]
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [4]
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 43.88	$ 39.29	$ 32.10	$ 37.37	$ 37.72
Total return	19.81%	23.09%	(3.45)%	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.51)%	(0.56)%	(0.89)%	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Total expense	1.15%	1.18%	1.40%	1.69%	2.00% [6]
Before fees waived and excluding recoupment of past waived fees	1.15%	1.18%	1.22%	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.15%	1.18%	1.22%	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 15,701	$ 17,287	$ 8,832	$ 8,812	$ 4,904
Portfolio Turnover Rate	47%	34%	67%	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.52)	(0.48)	(0.52)
Net realized and unrealized gain (loss)	7.72	7.64	(1.20)
Net increase(decrease) from investment operations	7.20	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(2.94)	(0.20)	(3.74)
Redemption fees	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 43.56	$ 39.30	$ 32.34
Total return	18.90%	22.20%	(3.95)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.27)%	(1.33)%	(1.68)% [5]
Ratio of expenses to average net assets:	1.90%	1.92%	1.95% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,384	$ 3,095	$ 804
Portfolio Turnover Rate	47%	34%	67% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.86	$ 32.48	$ 37.61	$ 37.78	$ 35.67
Income (loss) from investment operations
Net investment loss[2]	(0.13)	(0.12)	(0.14)	(0.27)	(0.16)
Net realized and unrealized gain (loss)	7.87	7.69	(1.26)	4.37	2.27
Net increase(decrease) from investment operations	7.74	7.57	(1.40)	4.10	2.11
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [3]
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [3]
Redemption fees	0.00	0.01	0.01	0.01	0.00
Net asset value, end of period	$ 44.66	$ 39.86	$ 32.48	$ 37.61	$ 37.78
Total return	20.06%	23.41%	(3.04)%	11.56%	5.92% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.31)%	(0.34)%	(0.43)%	(0.73)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	0.95%	0.94%	0.97%	1.16%	1.30% [5]
Before fees waived and excluding recoupment of past waived fees	0.95%	0.94%	0.97%	1.16%	1.30% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.95%	0.94%	0.97%	1.16%	1.30% [5]

Supplemental Data
Net Assets, End of Period (000's)	$103,643	$ 89,177	$ 31,714	$ 42,062	$ 18,749
Portfolio Turnover Rate	47%	34%	67%	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value - beginning of year	$ 39.79	$ 32.42	$ 40.44	$ 45.52	$ 37.20
Income (loss) from investment operations
Net investment income (loss)[1]	0.46	(0.02)	(0.05)	(0.00) [2]	0.01
Net realized and unrealized gain(loss)	9.39	7.58	(2.60)	2.66	8.63
Net increase(decrease) from investment operations	9.85	7.56	(2.65)	2.66	8.64
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.01)	(0.02)	(0.09)	(0.18)
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)	(7.65)	(0.14)
Total distributions to shareholders	(4.41)	(0.19)	(5.37)	(7.74)	(0.32)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 45.23	$ 39.79	$ 32.42	$ 40.44	$ 45.52
Total return	25.73%	23.36%	(6.33)%	6.84%	23.31%

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	1.07%	(0.05)%	(0.14)%	(0.01)%	0.01%
Ratio of expenses to average net assets:	1.12%	1.13%	1.13%	1.11%	1.13%

Supplemental Data
Net Assets, End of Period (000's)	$672,035	$588,906	$536,799	$677,138	$764,882
Portfolio Turnover Rate	49%	54%	73%	76%	67%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.19	$ 32.08	$ 40.22	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[3]	0.04	(0.19)	(0.21)	(0.22)	(0.08)
Net realized and unrealized gain(loss)	9.44	7.48	(2.58)	2.68	3.02
Net increase(decrease) from investment operations	9.48	7.29	(2.79)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.17)
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(4.41)	(0.18)	(5.35)	(7.65)	(0.17)
Redemption fees	0.00 [4]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 44.26	$ 39.19	$ 32.08	$ 40.22	$ 45.41
Total return	25.17%	22.76%	(6.75)%	6.38%	6.91% [5]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.09%	(0.53)%	(0.60)%	(0.52)%	(0.30)% [6]
Ratio of expenses to average net assets:
Total expense	1.60%	1.60%	1.60%	3.46%	7.46% [6]
Before fees waived and excluding recoupment of past waived fees	1.41%	1.42%	1.46%	3.46%	7.46% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.41%	1.42%	1.46%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 7,097	$ 583	$ 431	$ 622	$ 462
Portfolio Turnover Rate	49%	54%	73%	76%	67% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.05)	(0.39)	(0.36)
Net realized and unrealized gain (loss)	9.23	7.48	(2.74)
Net increase(decrease) from investment operations	9.18	7.09	(3.10)
Less distributions to shareholders:
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$ 43.77	$ 39.00	$ 32.09
Total return	24.46%	22.12%	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.13)%	(1.05)%	(1.11)% [4]
Ratio of expenses to average net assets:	2.14%	2.13%	2.19% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 25	$ 43	$ 14
Portfolio Turnover Rate	49%	54%	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.61	$ 32.34	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[2]	0.35	(0.10)	(0.13)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	9.35	7.55	(2.59)	2.66	3.03
Net increase(decrease) from investment operations	9.70	7.45	(2.72)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(4.41)	(0.18)	(5.35)	(7.65)	(0.18)
Redemption fees	0.00	0.00	0.01	0.01	0.00
Net asset value, end of period	$ 44.90	$ 39.61	$ 32.34	$ 40.40	$ 45.47
Total return	25.44%	23.07%	(6.50)%	6.67%	7.08% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.81%	(0.27)%	(0.40)%	(0.21)%	(0.09)% [4]
Ratio of expenses to average net assets:
Total expense	1.35%	1.35%	1.35%	2.34%	3.51% [4]
Before fees waived and excluding recoupment of past waived fees	1.18%	1.23%	1.24%	2.34%	3.51% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.18%	1.23%	1.24%	1.35%	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,916	$ 2,743	$ 1,471	$ 1,008	$ 1,564
Portfolio Turnover Rate	49%	54%	73%	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value - beginning of year	$ 13.59	$ 11.60	$ 12.51	$ 14.59	$ 12.35
Income (loss) from investment operations
Net investment income[1]	0.06	0.17	0.09	0.12	0.24
Net realized and unrealized gain(loss)	5.18	1.92	(0.51)	0.47	2.22
Net increase(decrease) from investment operations	5.24	2.09	(0.42)	0.59	2.46
Less distributions to shareholders:
Distributions from net investment income	(0.19)	(0.10)	0.00	(0.25)	(0.22)
Distributions from net realized capital gains	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.19)	(0.10)	(0.49)	(2.67)	(0.22)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 18.64	$ 13.59	$ 11.60	$ 12.51	$ 14.59
Total return	38.78%	18.06%	(3.35)%	4.46%	20.04%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.36%	1.35%	0.82%	0.88%	1.75%
Ratio of expenses to average net assets:
Total expense	1.44%	1.38%	1.29%	1.33%	1.37%
Before fees waived and excluding recoupment of past waived fees	1.40%	1.33%	1.27%	1.33%	1.37%
After fees waived and excluding recoupment of past waived fees[3]	1.40%	1.33%	1.27%	1.25%	1.25%
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.17%	1.20%	1.23%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 56,631	$ 46,120	$ 45,251	$53,125	$ 33,649
Portfolio Turnover Rate	49%	44%	57%	266%	35%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.52	$ 11.54	$ 12.50	$ 14.58	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[3]	(0.02)	0.16	0.06	(0.02)	0.13
Net realized and unrealized gain(loss)	5.16	1.88	(0.53)	0.58	0.78
Net increase(decrease) from investment operations	5.14	2.04	(0.47)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	(0.18)	(0.06)	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.18)	(0.06)	(0.49)	(2.64)	(0.20)
Redemption fees	0.00 [4]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 18.48	$ 13.52	$ 11.54	$ 12.50	$ 14.58
Total return	38.24%	17.69%	(3.76)%	4.24%	6.69% [5]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.11)%	1.25%	0.50%	(0.11)%	1.55% [6]
Ratio of expenses to average net assets:
Total expense	1.84%	1.73%	1.69%	7.46%	132.38% [6]
Before fees waived and excluding recoupment of past waived fees	1.78%	1.69%	1.69%	7.46%	132.38% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.78%	1.69%	1.64%	1.60%	1.60% [6]
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.55%	1.56%	1.60%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 5,730	$ 3,321	$ 502	$ 501	$ 13
Portfolio Turnover Rate	49%	44%	57%	266%	35% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income (loss)[2]	(0.09)	0.07	0.00
Net realized and unrealized gain (loss)	5.14	1.91	(0.57)
Net increase(decrease) from investment operations	5.05	2.00	(0.57)
Less distributions to shareholders:
Distributions from net investment income	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.49)
Total distributions to shareholders	(0.08)	(0.01)	(0.49)
Redemption fees	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 18.44	$ 13.47	$ 11.50
Total return	37.61%	17.26%	(4.55)% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.55)%	0.59%	0.04% [5]
Ratio of expenses to average net assets:
Total expense	2.24%	2.33%	2.33% [5]
Before fees waived and excluding recoupment of past waived fees	2.25%	2.33%	2.33% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.24%	2.13%	2.04% [5]
After fees waived and excluding recoupment of past waived fees and dividend expenses	2.00%	2.00%	2.00% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 2	$ 1	$ 1
Portfolio Turnover Rate	49%	44%	57% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.60	$ 11.60	$ 12.53	$ 14.60	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[2]	0.09	0.16	0.08	(0.02)	0.15
Net realized and unrealized gain (loss)	5.10	1.92	(0.52)	0.61	0.79
Net increase(decrease) from investment operations	5.19	2.08	(0.44)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	(0.18)	(0.08)	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.18)	(0.08)	(0.49)	(2.66)	(0.21)
Redemption fees	0.00 [3]	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 18.61	$ 13.60	$ 11.60	$ 12.53	$ 14.60
Total return	38.34%	17.98%	(3.51)%	4.44%	6.87% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.58%	1.24%	0.68%	(0.13)%	1.72% [5]
Ratio of expenses to average net assets:
Total expense	1.59%	1.48%	1.39%	16.83%	39.23% [5]
Before fees waived and excluding recoupment of past waived fees	1.47%	1.39%	1.37%	16.83%	39.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.47%	1.39%	1.37%	1.35%	1.35% [5]
After fees waived and excluding recoupment of past waived fees and dividend expenses	1.24%	1.26%	1.32%	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 1,060	$ 246	$ 252	$ 335	$ 45
Portfolio Turnover Rate	49%	44%	57%	266%	35% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Legacy Class	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.07	$ 11.87	$ 12.98	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.09)	(0.09)	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain(loss)	3.72	3.29	(0.87)	1.72	1.69
Net increase(decrease) from investment operations	3.63	3.20	(0.93)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 18.03	$ 15.07	$ 11.87	$ 12.98	$ 11.65
Total return	24.66%	26.96%	(7.06)%	14.23%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.55)%	(0.63)%	(0.52)%	(0.69)%	(0.61)% [5]
Ratio of expenses to average net assets:
Total expense	1.15%	1.20%	1.20%	1.24%	2.35% [5]
Before fees waived and excluding recoupment of past waived fees	1.13%	1.14%	1.20%	1.24%	2.35% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.13%	1.14%	1.20%	1.20%	1.20% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 54,856	$ 66,777	$ 44,001	$ 59,459	$ 9,839
Portfolio Turnover Rate	44%	39%	62%	45%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Institutional Class	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.11	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain(loss)	3.73	3.30	(0.87)	0.77
Net increase(decrease) from investment operations	3.65	3.23	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 18.09	$ 15.11	$ 11.88	$ 12.98
Total return	24.73%	27.19%	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.50)%	(0.52)%	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.10%	1.14%	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.11%	1.14%	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10%	1.10%	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$728,538	$253,447	$ 52,784	$ 13,035
Portfolio Turnover Rate	44%	39%	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Class A	2018	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.89	$ 11.76	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.13)	(0.12)	(0.10)	(0.13)	(0.06)
Net realized and unrealized gain(loss)	3.67	3.25	(0.87)	1.71	1.69
Net increase(decrease) from investment operations	3.54	3.13	(0.97)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 17.76	$ 14.89	$ 11.76	$ 12.91	$ 11.63
Total return	24.34%	26.62%	(7.41)%	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.82)%	(0.92)%	(0.89)%	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Total expense	1.41%	1.49%	1.60%	1.69%	2.99% [6]
Before fees waived and excluding recoupment of past waived fees	1.41%	1.45%	1.56%	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.41%	1.45%	1.56%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 89,306	$ 82,031	$ 52,173	$ 45,186	$ 6,524
Portfolio Turnover Rate	44%	39%	62%	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,		For the Period Ended June 30,
Class C	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.25)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	3.62	3.24	(0.88)
Net increase(decrease) from investment operations	3.37	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.67)	0.00	(0.18)
Redemption fees	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 17.46	$ 14.76	$ 11.74
Total return	23.39%	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.56)%	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.15%	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.15%	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.15%	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 31,174	$ 44,593	$ 23,689
Portfolio Turnover Rate	44%	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Investor Class	2018	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.05	$ 11.85	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.09)	(0.09)	(0.07)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	3.70	3.29	(0.87)	1.73	1.69
Net increase(decrease) from investment operations	3.61	3.20	(0.94)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 17.99	$ 15.05	$ 11.85	$ 12.97	$ 11.65
Total return	24.56%	27.00%	(7.15)%	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.57)%	(0.69)%	(0.61)%	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	1.16%	1.26%	1.32%	1.33%	3.63% [5]
Before fees waived and excluding recoupment of past waived fees	1.16%	1.26%	1.32%	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.16%	1.26%	1.32%	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$853,794	$450,402	$162,096	$131,211	$ 2,135
Portfolio Turnover Rate	44%	39%	62%	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
June 30, 2018

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2018, Institutional Class Shares of the Equity Income Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: The Funds consider their investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.
b.	Restricted Cash: At June 30, 2018, the Contrarian Fund and Equity Income Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Contrarian Fund and Equity Income Funds' custodian as well as with brokers and is reflected in the Statements of Assets and Liabilities as Deposits at brokers and custodian for written options and securities sold short. Restrictions may include legally restricted deposits held as compensating balances against short-term borrowing arrangements or contracts entered into with others.
c.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
d.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). Effective March 31, 2017, Arrowpoint Asset Management, LLC changed its name to ArrowMark Colorado Holdings, LLC. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
e.	Fair Value Measurements: As described in Note 1.d. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2018 is as follows:
	Level 1	Level 2	Level 3	Total

Growth Fund
Common Stocks[1]	$ 1,652,735,601	$ 351,810	$ 10,664,198	$ 1,663,751,609
Short-Term Investments	—	108,790,811	—	108,790,811
Preferred Stocks	—	—	8,600,697	8,600,697
Total Investments	$ 1,652,735,601	$ 109,142,621	$ 19,264,895	$ 1,781,143,117

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

	Level 1	Level 2	Level 3	Total
Contrarian Fund

Common Stocks[1]	$ 635,578,289	$ —	$ —	$ 635,578,289
Short-Term Investments	8,296,642	85,032,696	—	93,329,338
Total Investments	$ 643,874,931	$ 85,032,696	$ —	$ 728,907,627
Equity Income Fund
Assets:
Common Stocks[1]	$ 44,660,365	$ —	$ —	$ 44,660,365
Call Options Purchased	8,139,845	—	—	8,139,845
Put Options Purchased	3,378,400	—	—	3,378,400
Short-Term Investments	—	101	—	101
Total Investments - Assets	$ 56,178,610	$ 101	$ —	$ 56,178,711
Liabilities:
Securities Sold Short	(3,976,800)	—	—	(3,976,800)
Put Options Written	(6,612,000)	—	—	(6,612,000)
Total Investments - Liabilities	$ (10,588,800)	$ —	$ —	$ (10,588,800)
Small Cap Growth Fund

Common Stocks[1]	$ 1,484,004,287	$ 637,141	$ 51,342,935	$ 1,535,984,363
Warrants	413,349	—	—	413,349
Short-Term Investments	—	81,544,883	—	81,544,883
Preferred Stocks	—	—	4,000,000	4,000,000
Convertible Corporate Bonds	—	—	4,000,000	4,000,000
Total Investments	$ 1,484,417,636	$ 82,182,024	$ 59,342,935	$ 1,625,942,595
1 See Schedules of Investments for values in each industry.
The Funds recognize transfers between levels as of the end of the period. During the year ended June 30, 2018 there were no reportable transfers between levels.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund
	Beginning Balance 07/01/17	Total Purchases	Total Sales	Unrealized Gain (Loss)	Ending Balance 6/30/18
Investments in Securities
Common Stocks	$ —	$ 10,865,622	$—	$ (201,424)	$ 10,664,198
Preferred Stocks	5,764,948	1,995,300	—	840,448	8,600,696
Total Level 3	$ 5,764,948	$ 12,860,922	$—	$ 639,024	$ 19,264,894

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

Small Cap Growth Fund
	Beginning Balance 07/01/17	Total Purchases	Total Sales	Unrealized Gain	Ending Balance 6/30/18
Investments in Securities
Common Stocks	$ 2,008,733	$ 44,664,872	$—	$ 4,669,330	$ 51,342,935
Convertible Corporate Bonds	—	4,000,000	—	—	4,000,000
Preferred Stocks	—	4,000,000	—	—	4,000,000
Total Level 3	$ 2,008,733	$ 52,664,872	$—	$ 4,669,330	$ 59,342,935

Information about Level 3 measurements as of June 30, 2018:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Common Stocks	$ 3,314,154	Market comparable	Illiquidity adjustment (%)	(15)%
Common Stocks	7,350,044	Cost	N/A	N/A
Preferred Stocks	6,605,396	Market comparable	Recent transaction of a different class with similar capital structure attributes	N/A
Preferred Stocks	1,995,300	Cost	N/A	N/A
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Common Stocks	$ 21,127,500	Market comparable	Illiquidity adjustment (%)	(0)%
Common Stocks	$ 6,550,751	Market comparable	Illiquidity adjustment (%)	(15)%
Common Stocks	$ 23,664,684	Cost	N/A	N/A
Preferred Stocks	$ 4,000,000	Cost	N/A	N/A
Convertible Corporate Bonds	$ 4,000,000	Cost	N/A	N/A
f.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.
g.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
h.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

i.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
j.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statements of Operations.
k.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
l.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	746,846	$ 31,643,957	743,062	$ 27,027,734
Shares issued from reinvestment of distributions	2,111,870	87,558,159	181,191	6,579,306
Redemption fees	—	8,358	—	4,157
Shares redeemed	(3,423,076)	(145,053,689)	(4,809,111)	(173,476,960)
Net decrease	(564,360)	$ (25,843,215)	(3,884,858)	$(139,865,763)
Institutional Class
Shares sold	5,113,914	$ 220,007,162	974,564	$ 36,511,151
Shares issued from reinvestment of distributions	351,639	14,571,915	9,317	338,118
Redemption fees	—	1,577	—	3,569
Shares redeemed	(856,334)	(36,507,199)	(84,158)	(3,084,938)
Net increase	4,609,219	$ 198,073,455	899,723	$ 33,767,900
Class A
Shares sold	30,480	$ 1,262,774	247,639	$ 8,914,746
Shares issued from reinvestment of distributions	25,410	1,027,827	1,656	58,915
Redemption fees	—	42	—	870
Shares redeemed	(138,078)	(5,707,970)	(84,440)	(3,111,088)
Net increase/(decrease)	(82,188)	$ (3,417,327)	164,855	$ 5,863,443
Class C
Shares sold	1,681	$ 69,103	57,906	$ 2,114,227
Shares issued from reinvestment of distributions	5,517	222,398	184	6,582
Redemption fees	—	11	—	—
Shares redeemed	(8,266)	(348,488)	(4,178)	(151,005)
Net increase/(decrease)	(1,068)	$ (56,976)	53,912	$ 1,969,804
Investor Class
Shares sold	415,842	$ 17,508,521	1,584,043	$ 57,278,946
Shares issued from reinvestment of distributions	147,893	6,082,835	7,681	276,949
Redemption fees	—	—	—	11,812
Shares redeemed	(480,415)	(20,339,808)	(330,738)	(12,104,113)
Net increase	83,320	$ 3,251,548	1,260,986	$ 45,463,594

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	92,762	$ 4,023,673	113,954	$ 4,240,515
Shares issued from reinvestment of distributions	1,478,283	61,422,664	76,996	2,909,671
Redemption fees	—	2,300	—	5,023
Shares redeemed	(1,513,056)	(65,157,316)	(1,945,884)	(71,620,471)
Net increase/(decrease)	57,989	$ 291,321	(1,754,934)	$(64,465,262)
Class A
Shares sold	149,116	$ 6,682,005	3,476	$ 133,084
Shares issued from reinvestment of distributions	753	30,696	32	1,187
Redemption fees	—	87	—	—
Shares redeemed	(4,404)	(180,593)	(2,046)	(75,268)
Net increase	145,465	$ 6,532,195	1,462	$ 59,003
Class C
Shares sold	—	$ —	671	$ 23,274
Shares issued from reinvestment of distributions	60	2,415	5	178
Redemption fees	—	—	—	—
Shares redeemed	(589)	(23,678)	—	—
Net increase/(decrease)	(529)	$ (21,263)	676	$ 23,452
Investor Class
Shares sold	25,012	$ 1,109,123	32,595	$ 1,213,260
Shares issued from reinvestment of distributions	6,696	276,556	234	8,820
Redemption fees	—	—	—	—
Shares redeemed	(13,730)	(583,559)	(9,059)	(329,821)
Net increase	17,978	$ 802,120	23,770	$ 892,259

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	25,202	$ 412,949	18,313	$ 230,016
Shares issued from reinvestment of distributions	33,878	539,682	27,689	353,312
Redemption fees	—	—	—	2,223
Shares redeemed	(414,577)	(6,370,022)	(555,322)	(7,109,593)
Net decrease	(355,497)	$(5,417,391)	(509,320)	$(6,524,042)
Class A
Shares sold	65,214	$ 1,007,574	204,121	$ 2,665,000
Shares issued from reinvestment of distributions	3,351	53,040	201	2,557
Redemption fees	—	—	—	—
Shares redeemed	(4,124)	(66,650)	(2,264)	(27,878)
Net increase	64,441	$ 993,964	202,058	$ 2,639,679
Class C
Shares sold	—	$ —	81	$ 1,000
Shares issued from reinvestment of distributions	— [1]	7	—	1
Redemption fees	—	—	—	—
Shares redeemed	—	—	(81)	(991)
Net increase	—	$ 7	—	$ 10
Investor Class
Shares sold	54,380	$ 987,000	97	$ 1,200
Shares issued from reinvestment of distributions	191	3,042	114	1,454
Redemption fees	—	—	—	—
Shares redeemed	(15,703)	(255,671)	(3,830)	(46,759)
Net increase/(decrease)	38,868	$ 734,371	(3,619)	$ (44,105)

[1]	Less than one share.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

	Year Ended June 30, 2018		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	798,357	$ 12,937,312	1,164,941	$ 15,473,251
Shares issued from reinvestment of distributions	157,763	2,513,161	—	—
Redemption fees	—	224	—	252
Shares redeemed	(2,343,784)	(38,873,193)	(442,884)	(5,950,537)
Net increase/(decrease)	(1,387,664)	$ (23,422,496)	722,057	$ 9,522,966
Institutional Class
Shares sold	28,001,860	$ 464,545,976	15,125,423	$210,620,628
Shares issued from reinvestment of distributions	1,021,360	16,311,116	—	—
Redemption fees	—	22,819	—	9,654
Shares redeemed	(5,514,217)	(91,208,599)	(2,795,913)	(38,248,463)
Net increase	23,509,003	$ 389,671,312	12,329,510	$172,381,819
Class A
Shares sold	2,079,247	$ 33,150,819	2,567,205	$ 33,980,919
Shares issued from reinvestment of distributions	222,019	3,488,257	—	—
Redemption fees	—	9,460	—	5,957
Shares redeemed	(2,780,531)	(45,116,576)	(1,496,360)	(20,425,585)
Net increase/(decrease)	(479,265)	$ (8,468,040)	1,070,845	$ 13,561,291
Class C
Shares sold	305,564	$ 4,901,526	1,153,901	$ 15,102,239
Shares issued from reinvestment of distributions	110,815	1,718,744	—	—
Redemption fees	—	—	—	1,358
Shares redeemed	(1,651,535)	(26,361,279)	(151,870)	(2,048,859)
Net increase/(decrease)	(1,235,156)	$ (19,741,009)	1,002,031	$ 13,054,738
Investor Class
Shares sold	25,519,864	$ 404,556,023	21,832,528	$294,481,749
Shares issued from reinvestment of distributions	1,592,623	25,306,772	—	—
Redemption fees	—	67,756	—	13,821
Shares redeemed	(9,597,423)	(156,906,585)	(5,577,330)	(76,709,693)
Net increase	17,515,064	$ 273,023,966	16,255,198	$217,785,877

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2018, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$713,382,334	$708,362,300
Contrarian Fund	$290,590,774	$333,939,186
Equity Income Fund	$ 25,719,494	$ 37,877,456
Small Cap Growth Fund	$962,182,914	$514,744,424

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of June 30, 2018, Contrarian and Equity Income don’t hold any restricted securities.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act, and may not be resold without registration with the SEC or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 8.75%	7/12/18 - 11/15/47	$234,023,461
Contrarian Fund	U.S. Government Obligations	0.00% - 8.75%	7/12/18 - 11/15/47	110,569,645
Equity Income Fund	U.S. Government Obligations	0.00% - 8.00%	8/16/18 - 11/15/47	1,030,701
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 8.75%	7/12/18 - 11/15/47	140,192,901
Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2018, the total value of securities on loan for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $334,359,119, $191,177,903, $1,017,400, and $216,105,628, respectively. Securities on loan are

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

footnoted in the Schedules of Investments. As of June 30, 2018, the total collateral value for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $342,814,272, $195,602,341, $1,030,802 and $221,737,784, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2018, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $108,790,811, $85,032,696, $101 and $81,544,883, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities. For securities lending transactions see Note 4.c.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2018:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 108,790,811	$ (108,790,811)[1]	$ —
Contrarian Fund
Repurchase agreement	85,032,696	(85,032,696) [1]	—
Equity Income Fund
Repurchase agreement	101	(101) [1]	—
Small Cap Growth Fund
Repurchase agreement	81,544,883	(81,544,883) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of securities on loan is not presented in this table.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Meridian Contrarian Fund
Options:
Average value of option contracts purchased	$ 798
Average value of option contracts written	$554,813
Meridian Equity Income Fund
Options:
Average value of option contracts purchased	$9,082,476
Average value of option contracts written	$1,805,965
For the year ended June 30, 2018, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized appreciation (depreciation) on written options, and are included in Options written at value on the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value on the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain on investments and foreign currency transactions and Net change in unrealized appreciation on investments and foreign currency translations on the Statements of Operations.
g.	Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the year ended June 30, 2018, the distributor received commissions in the amounts of $2,623, $10,633, $716 and $79,065 for Class A of Growth Fund, Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively. The Growth Fund, Contrarian Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $987, $190 and $3,549 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2018.
	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2018
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —
Equity Income Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$ —
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$42,960
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2018, and may be renewed or modified with approval of the Funds' Board. For the year ended June 30, 2018, the Adviser recouped $6,704, $20,428, and $14,332 from the Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.
At June 30, 2018, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2019	2020	2021
Growth Fund	—	—	—
Contrarian Fund	—	—	—
Equity Income Fund	$ 216	$ 3	—
Small Cap Growth Fund	34,831	51,347	$42,960

At June 30, 2018, $16,722, $24,071, and $14,632 of recoupable expenses expired for the Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2018, is as follows:
	2018 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	31,839,842	80,465,714	112,305,556
Contrarian Fund	187,947	63,078,540	63,266,487
Equity Income Fund	655,926	—	655,926
Small Cap Growth Fund	32,280,436	20,870,897	53,151,333

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

The tax character of distributions made durting the fiscal year ended June 30, 2017, is as follows.
	2017 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	7,440,786	—	7,440,786
Contrarian Fund	—	3,004,528	3,004,528
Equity Income Fund	366,908	—	366,908
Small Cap Growth Fund	—	—	—
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2018, the Funds did not incur any interest or penalties.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the capital gain adjustment on sale of Partnerships, the recharacterization of distributions, and mark-to-market adjustments in passive foreign investment companies were reclassified to the following accounts:
	Increase/(Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Growth Fund	$ —	$3,915,061	$(3,915,061)
Contrarian Fund	37,767	206,384	(244,151)
Equity Income Fund	—	20,246	(20,246)
Small Cap Growth Fund	—	8,823,599	(8,823,599)

The aggregate cost of investments, securities sold short, and options, unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2018 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,439,832,042	$439,020,602	$(97,709,527)	$341,311,075
Contrarian Fund	553,578,806	182,616,958	(15,584,779)	167,032,179
Equity Income Fund	22,735,050	24,249,039	(1,394,178)	22,854,861
Small Cap Growth Fund	1,351,132,116	331,899,800	(57,089,321)	274,810,479

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2018

	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Undistributed ordinary income	$ 18,024,489	$ 10,725,080	$ 186,515	$ 61,221,048
Capital loss carry forward	—	—	—	—
Undistributed long-term capital gains	147,258,347	76,018,458	1,869,317	48,481,024
Unrealized appreciation/(depreciation)	341,311,075	167,032,179	22,854,861	274,810,479
Qualified late year deferred losses	—	—	—	—
Total Accumulated Earnings/(Losses)	$506,593,911	$253,775,717	$24,910,693	$384,512,551
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on investments in passive foreign investment companies and straddles and investment adjustments in partnerships.
As of June 30, 2018, the Funds had no capital loss carryforwards available to offset future realized capital gains.
The Equity Income Fund utilized capital loss carryover of $4,556,309.
10. Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm
To the Shareholders of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and Meridian Small Cap Growth Fund and Board of Directors of Meridian Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meridian Fund, Inc. comprising Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and Meridian Small Cap Growth Fund (the “Funds”) as of June 30, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial statements and financial highlights for the years or periods ended June 30, 2017 and prior, were audited by other auditors whose report dated August 24, 2017, expressed an unqualified opinion on those financial statements and financial highlights.
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2018.
Cohen and Company, Ltd.
Cleveland, Ohio
August 24, 2018

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Meridian Fund, Inc.
Information About the Directors and Officers
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (73)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, LLC (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	4	Window Pane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund).

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (50)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015; President of Dividend Capital Diversified Property Fund from January 2008 to January 2013.	4	MidFirst Bank –Colorado Advisory Member, The Children's Hospital of Colorado Finance Committee
John S. Emrich, CFA (50)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Member and Manager, Iroquois Valley Farms, LLC, June 2012 to August 2015.	4	Destra Funds (3 Funds) Clean Energy Federal Credit Union
Michael S. Erickson (66)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present	4	Destra Funds (3 Funds)
James Bernard Glavin (83)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Theraputics, Inc.	4	None
Edward F. Keely, CFA (51)	Director and Chairman of the Board	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (51)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Rick Grove (49)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Operating Officer and Chief Compliance Officer, ArrowMark Colorado Holdings, LLC
Katie Jones (34)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Controller, ArrowMark Colorado Holdings, LLC; formerly, Assistant Treasurer, Meridian Fund, Inc.

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Meridian Fund, Inc.
2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2018. Please consult your tax advisor for proper treatment of this information.
For the period July 01, 2017 to June 30, 2018, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund, Contrarian Fund, and Small Cap Growth Fund reported $80,465,714, $63,078,540, and $20,870,897, respectively, as long-term capital gain distribution for the year ended June 30, 2018.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2018 as qualifying for the corporate dividends-received deduction:
Growth Fund	18.72%
Contrarian Fund	93.57%
Equity Income Fund	94.12%
Small Cap Growth Fund	10.22%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2017 as qualified dividend income (QDI):
Growth Fund	19.11%
Contrarian Fund	100%
Equity Income Fund	94.11%
Small Cap Growth Fund	8.36%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2018, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:
Growth Fund	0%
Contrarian Fund	0.54%
Equity Income Fund	46.87%
Small Cap Growth Fund	0%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2018, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:
Growth Fund	100%
Contrarian Fund	100%
Equity Income Fund	0%
Small Cap Growth Fund	66.99%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.
U.S. Government interest:

Meridian Funds	88	www.meridianfund.com

Meridian Fund, Inc.
2018 TAX NOTICE TO SHAREHOLDERS (Unaudited) (continued)

Growth Fund	0%
Contrarian Fund	0%
Equity Income Fund	0%
Small Cap Growth Fund	0%

Meridian Funds	89	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	90	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2018
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
*Interested Director

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,000 in 2018 and $146,760 in 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2018 and $0 in 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 in 2018 and $38,350 in 2017. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,500 in 2018 and $0 in 2017. The fiscal year other fees were for review of the Meridian Contrarian Fund’s tax equalization calculation.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2018 and $0 in 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Meridian Fund, Inc.®

By (Signature and Title)*    /s/ David J. Corkins

                                                   David J. Corkins

                                                   Principal Executive Officer and President

Date    08/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ David J. Corkins

                                                   David J. Corkins

                                                   Principal Executive Officer and President

Date    08/30/2018

By (Signature and Title)*    /s/ Katie Jones

                                                   Katie Jones

                                                   Principal Financial Officer and Treasurer

Date    08/30/2018

*	Print the name and title of each signing officer under his or her signature.